UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire

Life Law Unit

The Hartford Financial Services Group, Inc.

200 Hopmeadow Street

Simsbury, Connecticut 06089

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2012 – June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD

Hartford Growth Opportunities HLS Fund

2012 Semi Annual Report

June 30, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds. We’ve seen continued market volatility throughout the first half of 2012, and there will likely be continued uncertainty until the Presidential election in November, but we are still optimistic about the markets in 2012.

Market Review

In the first quarter of 2012, the S&P 500 Index turned in its best quarterly performance since the third quarter of 2009. U.S. equities showed signs of improvement as investors focused on improving economic data and strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The second quarter ended on a high note for the stock market—the S&P 500 had its strongest June in more than a decade and the Dow Jones Industrial Average had its best month since October—but those gains weren’t enough to offset losses from April and May, and equities finished the quarter in the red. Although the S&P 500 was -2.75 for the second quarter, it was up 9.49% for the first half of 2012.

Concerns about domestic and European unemployment are having an effect on our economy. The unemployment rate in the euro zone's 17 nations rose to a record 11.1% in May, the highest level since the euro launched as a common currency more than 10 years ago. In the U.S., the labor market has been fickle this year, with job growth starting off strong in the first couple months of 2012 but slowing down in the spring, which has led many to wonder about the status of the economic recovery.

On a positive note, home prices are rising again after falling for more than five years, new and existing home sales are increasing, and home builders are ramping up construction.

The Hartford HLS Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management, which will now serve as the primary sub-adviser for the Hartford HLS Funds including equity, fixed-income,* and asset-allocation funds. One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

*Several fixed-income funds will continue to be sub-advised by Hartford Investment Management Company.

Hartford Growth Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Growth Opportunities HLS Fund inception 03/24/1987
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 6/30/02 - 6/30/12

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/12)

	6 Month†	1 Year	5 year	10 year
Growth Opportunities IA	17.90%	1.24%	-0.19%	8.37%
Growth Opportunities IB	17.76%	0.99%	-0.43%	8.11%
Russell 1000 Growth Index	10.08%	5.76%	2.87%	6.03%
Russell 3000 Growth Index	9.98%	5.05%	2.79%	6.13%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2012, which may exclude investment transactions as of this date.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Growth Opportunities HLS Fund
Manager Discussion
June 30, 2012 (Unaudited)

Portfolio Managers
Michael T. Carmen, CFA	Stephen Mortimer	Mario E. Abularach, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Research Analyst

How did the Fund perform?

The Class IA shares of the Hartford Growth Opportunities HLS Fund returned 17.90% for the six-month period ended June 30, 2012, outperforming its benchmark, the Russell 3000 Growth Index, which returned 9.98% for the same period. The Fund also outperformed the 9.15% return of the average fund in the Lipper Multi-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The six-month period ended June 30, 2012 was a volatile one. U.S. equities surged during the beginning of the period as investors shrugged off lingering uncertainty over eurozone sovereign debt and focused instead on improving economic data. Strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites for risk assets. However, following a strong first quarter, equities retreated in April, fell sharply in May, and recovered modestly in June. A lackluster U.S. jobs report, a heightened level of political uncertainty in France and Greece, and a host of Spanish and Italian bank downgrades by Moody’s dampened investor enthusiasm for equities. As the overall markets slowed, traditionally more defensive industries returned to favor while more cyclical industries experienced stronger sell-offs.

Large cap stocks (+9.5%) outperformed their small cap (+8.5%) and mid cap (+7.9%) counterparts during the period as measured by the S&P 500, Russell 2000, and S&P MidCap 400 Indexes, respectively. Growth stocks (+10.0%) outperformed Value (+8.6%) during the period, as measured by the Russell 3000 Growth and Russell 3000 Value indices. Eight of ten sectors in the Russell 3000 Growth Index rose during the period. The Health Care (+17%), Information Technology (+15%), and Financials (+14%) sectors gained the most while Utilities (-8%) and Energy (-4%) lagged.

The Fund outperformed its benchmark primarily due to strong security selection. Stock selection was strongest in the Consumer Discretionary, Information Technology, and Telecommunication Services sectors, while results were weaker in the Energy and Materials sectors. Sector allocation, a residual of bottom-up stock selection (i.e. stock by stock fundamental research), was also additive to relative results due in part to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology and an underweight to Industrials.

Among the top relative contributors to performance in the Fund during the period were HUGHES Telematics (Telecommunication Services), Edwards Lifesciences (Health Care), and LinkedIn (Information Technology). Shares of HUGHES Telematics, an automotive voice and data communications company, rose after the company announced it would be acquired by Verizon. We eliminated the position during the period. Edwards Lifesciences, a biotechnology firm specializing in heart valve technology and treatments for cardiovascular disease, saw its shares rise after the company issued higher than expected earnings guidance in April and released favorable test phase results for the next generation of Sapien 3 valves. Shares of LinkedIn, an online professional networking site, climbed after the company announced strong earnings guidance. Apple (Information Technology) was among other top absolute contributors.

The top detractors from relative performance in the Fund during the period were Deckers Outdoor (Consumer Discretionary), Riverbed Technology (Information Technology), and Chesapeake Energy (Energy). Shares of Deckers Outdoor, a designer and marketer of fashion-oriented footwear including the UGG and Teva brands, fell as unseasonably warm winter weather hurt sales and the company issued conservative guidance for 2012 earnings. Riverbed Technology, a wide-area networks (WAN) optimization provider offering cloud computing services as well as serving branch offices and data centers, saw its share price decline based on soft earnings and due to concerns about the ongoing impact of a weak demand environment. Chesapeake Energy, a U.S.-based producer of natural gas, oil, and natural gas liquids, underperformed due to concerns regarding corporate governance and questions regarding the company’s ability to fund its capital expenditure plans. Google (Information Technology) was among other top absolute detractors.

3

Hartford Growth Opportunities HLS Fund
Manager Discussion – (continued)
June 30, 2012 (Unaudited)

What is the outlook?

The fund focuses on stock selection as the key driver of returns and uses proprietary fundamental research in a disciplined framework to build a portfolio of what we believe to be the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions.

As macroeconomic issues are once again dominating the headlines we continue to look for what we believe are attractive growth stocks that have company-specific growth drivers rather than a dependence on a cyclical recovery. Our current portfolio positioning reflects a somewhat more cautious outlook on the market environment. At the end of the period, the Fund was most overweight the Health Care, Financials, and Information Technology sectors and most underweight the Consumer Staples, Industrials, and Telecommunication Services sectors relative to the benchmark.

Diversification by Industry

as of June 30, 2012

Industry (Sector)	Percentage of Net Assets
Banks (Financials)	1.6%
Capital Goods (Industrials)	3.1
Commercial & Professional Services (Industrials)	1.6
Consumer Durables & Apparel (Consumer Discretionary)	5.2
Consumer Services (Consumer Discretionary)	1.2
Diversified Financials (Financials)	3.8
Energy (Energy)	5.7
Food & Staples Retailing (Consumer Staples)	1.5
Health Care Equipment & Services (Health Care)	10.3
Insurance (Financials)	1.0
Materials (Materials)	2.8
Media (Consumer Discretionary)	2.6
Other Investment Pools and Funds (Financials)	1.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	9.3
Real Estate (Financials)	1.1
Retailing (Consumer Discretionary)	9.0
Semiconductors & Semiconductor Equipment (Information Technology)	1.9
Software & Services (Information Technology)	20.4
Technology Hardware & Equipment (Information Technology)	10.4
Transportation (Industrials)	2.4
Short-Term Investments	3.9
Other Assets and Liabilities	(0.3)
Total	100.0%

4

Hartford Growth Opportunities HLS Fund
Schedule of Investments
June 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 94.9%
	Banks - 1.6%
144	M&T Bank Corp.	$11,889
820	Regions Financial Corp.	5,537
		17,426
	Capital Goods - 3.1%
99	Flowserve Corp.	11,388
185	Fluor Corp.	9,132
237	Pall Corp.	12,969
		33,489
	Commercial & Professional Services - 1.6%
157	IHS, Inc. ●	16,902

	Consumer Durables & Apparel - 5.2%
442	D.R. Horton, Inc.	8,116
442	Hanesbrands, Inc. ●	12,261
316	Jarden Corp.	13,268
269	Lennar Corp.	8,318
169	PVH Corp.	13,184
		55,147
	Consumer Services - 1.2%
118	Burger King Worldwide, Inc.	1,764
—	Diamond Resorts LLC ⌂†	11,113
		12,877
	Diversified Financials - 3.8%
59	BlackRock, Inc.	9,968
475	Invesco Ltd.	10,728
316	JP Morgan Chase & Co.	11,280
530	Justice Holdings Ltd. ⌂●†	7,937
		39,913
	Energy - 5.7%
204	Anadarko Petroleum Corp.	13,537
109	Apache Corp.	9,547
357	Cabot Oil & Gas Corp.	14,051
195	Cobalt International Energy ●	4,583
164	Ensco plc	7,722
359	Southwestern Energy Co. ●	11,478
		60,918
	Food & Staples Retailing - 1.5%
349	CVS Caremark Corp.	16,322

	Health Care Equipment & Services - 10.3%
260	Aetna, Inc.	10,063
302	Edwards Lifesciences Corp. ●	31,153
1,181	Hologic, Inc. ●	21,302
16	Intuitive Surgical, Inc. ●	8,634
91	McKesson Corp.	8,539
181	SXC Health Solutions Corp. ●	17,928
209	UnitedHealth Group, Inc.	12,221
		109,840
	Insurance - 1.0%
511	Progressive Corp.	10,642

	Materials - 2.8%
254	Ball Corp.	10,426
294	Crown Holdings, Inc. ●	10,130
341	Methanex Corp. ADR	9,485
1,089	Sino Forest Corp. Class A ⌂●†	—
		30,041
	Media - 2.6%
5,067	Sirius XM Radio, Inc. w/ Rights ●	9,374
382	Walt Disney Co.	18,523
		27,897
	Pharmaceuticals, Biotechnology & Life Sciences - 9.3%
382	Agilent Technologies, Inc.	15,005
198	Amylin Pharmaceuticals, Inc. ●	5,578
204	Auxilium Pharmaceuticals, Inc. ●	5,483
107	Biogen Idec, Inc. ●	15,507
183	Elan Corp. plc ADR ●	2,674
251	Eli Lilly & Co.	10,753
113	Forest Laboratories, Inc. ●	3,968
207	Gilead Sciences, Inc. ●	10,620
260	Merck & Co., Inc.	10,848
62	Waters Corp. ●	4,943
183	Watson Pharmaceuticals, Inc. ●	13,573
		98,952
	Real Estate - 1.1%
738	Host Hotels & Resorts, Inc.	11,676

	Retailing - 9.0%
135	Amazon.com, Inc. ●	30,896
87	Dufry Group	10,501
519	Lowe's Co., Inc.	14,761
20	Priceline.com, Inc. ●	13,157
358	TripAdvisor, Inc. ●	16,006
377	Urban Outfitters, Inc. ●	10,406
		95,727
	Semiconductors & Semiconductor Equipment - 1.9%
47	Broadcom Corp. Class A	1,601
663	Skyworks Solutions, Inc. ●	18,137
		19,738
	Software & Services - 20.4%
1,021	Activision Blizzard, Inc.	12,236
1,494	Cadence Design Systems, Inc. ●	16,423
220	Cognizant Technology Solutions Corp. ●	13,199
647	eBay, Inc. ●	27,197
136	Equinix, Inc. ●	23,874
306	Facebook, Inc. ●	9,528
36	Google, Inc. ●	20,650
231	IAC/InterActiveCorp.	10,523
168	LinkedIn Corp. ●	17,886
735	Oracle Corp.	21,823
112	Salesforce.com, Inc. ●	15,493
111	Teradata Corp. ●	7,982
262	Tibco Software, Inc. ●	7,838
384	VeriFone Systems, Inc. ●	12,720
		217,372
	Technology Hardware & Equipment - 10.4%
129	Apple, Inc. ●	75,590
601	EMC Corp. ●	15,406
267	Juniper Networks, Inc. ●	4,361
334	Trimble Navigation Ltd. ●	15,379
		110,736
	Transportation - 2.4%
232	C.H. Robinson Worldwide, Inc.	13,552

The accompanying notes are an integral part of these financial statements.

5

Hartford Growth Opportunities HLS Fund
Schedule of Investments – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 94.9% - (continued)
	Transportation - 2.4% - (continued)
318	Expeditors International of Washington, Inc.		$12,335
			25,887
	Total common stocks
	(cost $891,455)		$1,011,502

EXCHANGE TRADED FUNDS - 1.5%
	Other Investment Pools and Funds - 1.5%
117	S & P 500 Depositary Receipt		$15,899

	Total exchange traded funds
	(cost $15,778)		$15,899

	Total long-term investments
	(cost $907,233)		$1,027,401

SHORT-TERM INVESTMENTS - 3.9%
Repurchase Agreements - 3.9%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
07/02/2012 in the amount of $21,978,
collateralized by FHLMC 5.50% - 6.50%,
2035 - 2036, FNMA 5.00% - 6.00%, 2033
	- 2039, value of $22,417)
$21,978	0.13%, 06/29/2012		$21,978
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $7,946, collateralized by U.S. Treasury Note 1.25% - 3.63%, 2014 - 2020, value of $8,104)
7,946	0.15%, 06/29/2012		7,946
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $2,129, collateralized by U.S. Treasury Note 0.88%, 2016, value of $2,171)
2,129	0.20%, 06/29/2012		2,129
TD Securities TriParty Joint Repurchase
Agreement (maturing on 07/02/2012 in the
amount of $6,221, collateralized by
FHLMC 4.00% - 6.00%, 2027 - 2041,
FNMA 4.00% - 4.50%, 2025 - 2042, U.S.
Treasury Bond 6.38%, 2027, U.S. Treasury
Note 0.38% - 8.75%, 2012 - 2017, value of
	$6,346)
6,221	0.15%, 06/29/2012		6,221
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $2, collateralized by U.S. Treasury Note 1.00%, 2013, value of $2)
2	0.13%, 06/29/2012		2
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $2,803, collateralized by GNMA 4.00%, 2042, value of $2,859)
2,803	0.20%, 06/29/2012		2,803
			41,079
	Total short-term investments
	(cost $41,079)		$41,079

	Total investments
	(cost $948,312) ▲	100.3%	$1,068,480
	Other assets and liabilities	(0.3)%	(2,787)
	Total net assets	100.0%	$1,065,693

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

6

▲	At June 30, 2012, the cost of securities for federal income tax purposes was $949,863 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$156,664
Unrealized Depreciation	(38,047)
Net Unrealized Appreciation	$118,617

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At June 30, 2012, the aggregate value of these securities was $19,050, which represents 1.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2011	—	Diamond Resorts LLC	$10,110
02/2011	530	Justice Holdings Ltd.	$8,503
05/2011 - 07/2011	1,089	Sino Forest Corp. Class A	$15,682

At June 30, 2012, the aggregate value of these securities was $19,050, which represents 1.8% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

Hartford Growth Opportunities HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,011,502	$981,951	$18,438	$11,113
Exchange Traded Funds	15,899	15,899	—	—
Short-Term Investments	41,079	—	41,079	—
Total	$1,068,480	$997,850	$59,517	$11,113

♦	For the six-month period ended June 30, 2012, investments valued at $7,118 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:
1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2012
Assets:
Common Stocks	$8,762	$—	$2,351	*	$—	$—	$—	$—	$—	$11,113
Total	$8,762	$—	$2,351		$—	$—	$—	$—	$—	$11,113

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at June 30, 2012 was $2,351.

The accompanying notes are an integral part of these financial statements.

8

Hartford Growth Opportunities HLS Fund
Statement of Assets and Liabilities
June 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $948,312)	$1,068,480
Cash	55
Receivables:
Investment securities sold	28,272
Fund shares sold	144
Dividends and interest	375
Total assets	1,097,326
Liabilities:
Payables:
Investment securities purchased	30,900
Fund shares redeemed	527
Investment management fees	87
Distribution fees	4
Accrued expenses	115
Total liabilities	31,633
Net assets	$1,065,693
Summary of Net Assets:
Capital stock and paid-in-capital	$1,050,089
Distributions in excess of net investment loss	(618)
Accumulated net realized loss	(103,946)
Unrealized appreciation of investments	120,168
Net assets	$1,065,693
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$27.79
Shares outstanding	34,226
Net assets	$951,043
Class IB: Net asset value per share	$27.34
Shares outstanding	4,193
Net assets	$114,650

The accompanying notes are an integral part of these financial statements.

9

Hartford Growth Opportunities HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3,049
Interest	24
Less: Foreign tax withheld	(55)
Total investment income, net	3,018

Expenses:
Investment management fees	3,290
Transfer agent fees	3
Distribution fees - Class IB	147
Custodian fees	8
Accounting services fees	54
Board of Directors' fees	13
Audit fees	8
Other expenses	147
Total expenses (before fees paid indirectly)	3,670
Commission recapture	(34)
Total fees paid indirectly	(34)
Total expenses, net	3,636
Net investment loss	(618)

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	48,248
Net realized gain on foreign currency contracts	159
Net realized loss on other foreign currency transactions	(175)
Net Realized Gain on Investments and Foreign Currency Transactions	48,232

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	127,728
Net unrealized appreciation of foreign currency contracts	1
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	127,728
Net Gain on Investments and Foreign Currency Transactions	175,960
Net Increase in Net Assets Resulting from Operations	$175,342

The accompanying notes are an integral part of these financial statements.

10

Hartford Growth Opportunities HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
Operations:
Net investment income (loss)	$(618)	$35
Net realized gain on investments and foreign currency transactions	48,232	139,867
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	127,728	(234,358)
Net Increase (Decrease) In Net Assets Resulting From Operations	175,342	(94,456)
Capital Share Transactions:
Class IA
Sold	19,506	61,763
Redeemed	(106,090)	(203,281)
Total capital share transactions	(86,584)	(141,518)
Class IB
Sold	10,529	33,532
Redeemed	(23,851)	(50,478)
Total capital share transactions	(13,322)	(16,946)
Net decrease from capital share transactions	(99,906)	(158,464)
Net Increase (Decrease) In Net Assets	75,436	(252,920)
Net Assets:
Beginning of period	990,257	1,243,177
End of period	$1,065,693	$990,257
Undistributed (distribution in excess of) net investment income	$(618)	$—
Shares:
Class IA
Sold	721	2,384
Redeemed	(3,892)	(7,754)
Total share activity	(3,171)	(5,370)
Class IB
Sold	393	1,264
Redeemed	(890)	(1,943)
Total share activity	(497)	(679)

The accompanying notes are an integral part of these financial statements.

11

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements
June 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Growth Opportunities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the

12

foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s chief compliance officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

14

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid

15

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the  Schedule of Investments, had illiquid and/or restricted investments as of June 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of June 30, 2012, the Fund had no outstanding when-issued or delayed delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of June 30, 2012.

16

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended June 30, 2012.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$159	$—	$—	$—	$—	$159
Total	$—	$159	$—	$—	$—	$—	$159

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

17

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$—	$165

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses*	$(150,627)
Unrealized Depreciation†	(9,111)
Total Accumulated Deficit	$(159,738)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(35)
Accumulated Net Realized Gain (Loss)	662
Capital Stock and Paid-in-Capital	(627)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$11,980
2017	138,647
Total	$150,627

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses.  During the year ended December 31, 2011, the Fund utilized $141,056 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

19

Hartford Growth Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended June 30, 2012
Class IA	0.65%
Class IB	0.90%

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2012, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended June 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$554,545
Sales Proceeds Excluding U.S. Government Obligations	686,565

20

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Growth Opportunities HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended June 30, 2012 (Unaudited)
IA	$23.57	$(0.01)	$–	$4.23	$4.22	$–	$–	$–	$–	$4.22	$27.79
IB	23.22	(0.05)	–	4.17	4.12	–	–	–	–	4.12	27.34

For the Year Ended December 31, 2011
IA	25.86	0.01	–	(2.30)	(2.29)	–	–	–	–	(2.29)	23.57
IB	25.54	(0.06)	–	(2.26)	(2.32)	–	–	–	–	(2.32)	23.22

For the Year Ended December 31, 2010
IA	22.00	0.02	–	3.84	3.86	–	–	–	–	3.86	25.86
IB	21.78	(0.04)	–	3.80	3.76	–	–	–	–	3.76	25.54

For the Year Ended December 31, 2009
IA	17.05	0.09	–	4.96	5.05	(0.10)	–	–	(0.10)	4.95	22.00
IB	16.89	0.05	–	4.89	4.94	(0.05)	–	–	(0.05)	4.89	21.78

For the Year Ended December 31, 2008
IA	32.75	0.12	–	(14.65)	(14.53)	(0.10)	(1.07)	–	(1.17)	(15.70)	17.05
IB	32.40	0.06	–	(14.47)	(14.41)	(0.03)	(1.07)	–	(1.10)	(15.51)	16.89

For the Year Ended December 31, 2007
IA	30.13	0.05	–	8.62	8.67	(0.05)	(6.00)	–	(6.05)	2.62	32.75
IB	29.90	(0.02)	–	8.53	8.51	(0.01)	(6.00)	–	(6.01)	2.50	32.40

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	During the year ended December 31, 2009, the Fund incurred $100.4 million in purchases associated with the transition of assets from Hartford LargeCap Growth HLS Fund, which merged into the Fund on October 2, 2009. These purchases were excluded from the portfolio turnover rate calculation.

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)		Ratio of Expenses to Average Net Assets After Waivers(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

17.90	%(E)	$951,043	0.65	%(F)	0.65	%(F)	(0.09	)%(F)	53%
17.76	(E)	114,650	0.90	(F)	0.90	(F)	(0.34	)(F)	–

(8.87)		881,352	0.66		0.66		0.03		113
(9.10)		108,905	0.91		0.91		(0.22)		–

17.56		1,106,030	0.65		0.65		0.08		104
17.28		137,147	0.90		0.90		(0.17)		–

29.61		1,044,454	0.66		0.66		0.53		152	(G)
29.29		144,269	0.91		0.91		0.28		–

(45.66)		752,898	0.64		0.64		0.45		154
(45.80)		123,883	0.89		0.89		0.20		–

29.65		1,415,613	0.64		0.64		0.16		135
29.33		277,421	0.89		0.89		(0.09)		–

23

Hartford Growth Opportunities HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 30, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

24

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

(1) Mr. Levenson served as Interested Director until August 2, 2012.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010(2)

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

(2) Mr. Davey became an Interested Director effective August 2, 2012.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(3)

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

(3) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(4)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(4) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009(5)

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

(5) Dr. Froehlich served as Senior Managing Director until March 26, 2012.

25

Hartford Growth Opportunities HLS Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Growth Opportunities HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2011 through June 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value December 31, 2011	Ending Account Value June 30, 2012	Expenses paid during the period December 31, 2011 through June 30, 2012	Beginning Account Value December 31, 2011	Ending Account Value June 30, 2012	Expenses paid during the period December 31, 2011 through June 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,179.05	$3.52	$1,000.00	$1,021.63	$3.27	0.65%	182	366
Class IB	$1,000.00	$1,177.58	$4.87	$1,000.00	$1,020.39	$4.52	0.90%	182	366

27

HARTFORD HLS FUNDS

c/o The Hartford Wealth Management - Global Annuities

P.O. Box 14293

Lexington, KY 40512-4293

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1977 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-GO12 8-12 111647 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

Hartford Small/Mid Cap Equity HLS Fund

2012 Semi Annual Report

June 30, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds. We’ve seen continued market volatility throughout the first half of 2012, and there will likely be continued uncertainty until the Presidential election in November, but we are still optimistic about the markets in 2012.

Market Review

In the first quarter of 2012, the S&P 500 Index turned in its best quarterly performance since the third quarter of 2009. U.S. equities showed signs of improvement as investors focused on improving economic data and strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The second quarter ended on a high note for the stock market—the S&P 500 had its strongest June in more than a decade and the Dow Jones Industrial Average had its best month since October—but those gains weren’t enough to offset losses from April and May, and equities finished the quarter in the red. Although the S&P 500 was -2.75 for the second quarter, it was up 9.49% for the first half of 2012.

Concerns about domestic and European unemployment are having an effect on our economy. The unemployment rate in the euro zone's 17 nations rose to a record 11.1% in May, the highest level since the euro launched as a common currency more than 10 years ago. In the U.S., the labor market has been fickle this year, with job growth starting off strong in the first couple months of 2012 but slowing down in the spring, which has led many to wonder about the status of the economic recovery.

On a positive note, home prices are rising again after falling for more than five years, new and existing home sales are increasing, and home builders are ramping up construction.

The Hartford HLS Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management, which will now serve as the primary sub-adviser for the Hartford HLS Funds including equity, fixed-income,* and asset-allocation funds. One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

*Several fixed-income funds will continue to be sub-advised by Hartford Investment Management Company.

Hartford Small/Mid Cap Equity HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ’‘Why did the Fund perform this way?’’ and ’‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Small/Mid Cap Equity HLS Fund inception 05/01/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 6/30/02 - 6/30/12

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/12)

	6 Month†	1 Year	5 year	10 year
Small/Mid Cap Equity IA	6.50%	-2.59%	0.24%	5.90%
Small/Mid Cap Equity IB	6.37%	-2.83%	0.00%	5.64%
Russell 2500 Index	8.31%	-2.29%	1.18%	8.01%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2012, which may exclude investment transactions as of this date.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Small/Mid Cap Equity HLS Fund
Manager Discussion
June 30, 2012 (Unaudited)

Portfolio Manager
David J. Elliott, CFA
Vice President, Co-Director of Quantitative Investments and Portfolio Manager

As of June 4, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class IA Shares of the Hartford Small/Mid Cap Equity HLS Fund returned 6.50% for the six-month period ending June 30, 2012, underperforming its benchmark, the Russell 2500 Index, which returned 8.31%, and also underperforming the Lipper Mid-Cap Core VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 7.40%.

Why did the Fund perform this way?

U.S. equities rallied at the start of the year based on improving macroeconomic data including lower unemployment levels and improving consumer confidence. Following a strong first quarter, equities retreated in April, fell sharply in May, and recovered modestly in June. Fears surrounding European sovereign debt took center stage.

In this environment, small cap, mid cap and large cap stocks all registered positive returns over the six-month period, as measured by the Russell 2000 (+8.5%), Russell 2500 (+8.3%) and S&P 500 (+9.5%) indices, respectively. Nine of ten sectors within the Russell 2500 index increased during the period. The Health Care (+19%), Financials (+12%) and Consumer Discretionary (+10%) sectors gained the most while Energy (-9%) was the only negative return.

The largest detractors to relative performance (i.e. performance of the Fund as measured against the benchmark) during the period were Genworth Financial Inc (Financials) and Body Central (Consumer Discretionary). Genworth fell during the period due to a delay in its planned minority public offering of its Australian mortgage insurance business and the resignation of its Chairman and Chief Executive Officer. Body Central, a retailer of young women’s apparel, dropped over 60% during the period after lowering its earnings guidance.

The largest contributors to relative performance were PLX Technology Inc. (Information Technology) and Western Refining Inc. (Energy). PLX Technology shares rose during the period on the announced acquisition of the company by Integrated Device Technology. Western Refining outperformed during the period after releasing better than expected first-quarter financial results.

On June 4, 2012, Wellington Management Company, LLP (Wellington Management) became sub-adviser of the Fund replacing Hartford Investment Management Company. The Fund’s principal investment strategy did not change as a result of the transition.

What is the outlook?

Economic indicators in the U.S. have been mixed in recent months. We believe strength in housing and consumer spending are helping to offset weak employment gains in the U.S. We expect that uncertainty will dominate markets until U.S. election results are known later in the fall.

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to minimize unintended and uncompensated risks. Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Financials, Consumer Staples, and Information Technology and most underweight to Materials, Utilities, and Health Care relative to the Russell 2500 Index.

3

Hartford Small/Mid Cap Equity HLS Fund
Manager Discussion – (continued)
June 30, 2012 (Unaudited)

Diversification by Industry
as of June 30, 2012
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.4%
Banks (Financials)	5.3
Capital Goods (Industrials)	8.2
Commercial & Professional Services (Industrials)	3.6
Consumer Durables & Apparel (Consumer Discretionary)	2.4
Consumer Services (Consumer Discretionary)	3.6
Diversified Financials (Financials)	2.9
Energy (Energy)	6.7
Food & Staples Retailing (Consumer Staples)	0.6
Food, Beverage & Tobacco (Consumer Staples)	3.0
Health Care Equipment & Services (Health Care)	4.3
Household & Personal Products (Consumer Staples)	0.9
Insurance (Financials)	5.3
Materials (Materials)	4.7
Media (Consumer Discretionary)	1.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.2
Real Estate (Financials)	10.1
Retailing (Consumer Discretionary)	5.8
Semiconductors & Semiconductor Equipment (Information Technology)	3.2
Software & Services (Information Technology)	9.7
Technology Hardware & Equipment (Information Technology)	2.9
Telecommunication Services (Services)	1.7
Transportation (Industrials)	2.2
Utilities (Utilities)	3.2
Short-Term Investments	0.8
Other Assets and Liabilities	(0.1)
Total	100.0%

4

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments
June 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3%
	Automobiles & Components - 1.4%
12	Lear Corp.	$435
19	Thor Industries, Inc.	513
8	Visteon Corp. ●	296
10	Wabco Holdings, Inc. ●	545
		1,789
	Banks - 5.3%
21	Banco Latinoamericano de Exportaciones S.A. ADR Class E	448
35	CapitalSource, Inc.	235
12	Chemical Financial Corp.	267
7	Community Bank System, Inc.	203
9	East West Bancorp, Inc.	221
5	Enterprise Financial Services Corp. ●	55
21	Fifth Third Bancorp	280
42	First Commonwealth Financial Corp.	285
25	Fulton Finance Corp.	248
31	Glacier Bancorp	477
82	Huntington Bancshares, Inc.	525
30	Keycorp	234
8	Lakeland Financial Corp.	222
8	MainSource Financial Group, Inc.	93
14	Nationstar Mortgage Holdings, Inc. ●	297
12	PacWest Bancorp	275
18	Privatebancorp, Inc.	266
17	Provident Financial Services, Inc.	258
42	Regions Financial Corp.	280
81	Susquehanna Bancshares, Inc.	838
64	Trustco Bank Corp.	348
13	United Financial Bancorp, Inc.	187
27	Westfield Financial	199
		6,741
	Capital Goods - 8.2%
10	AGCO Corp. ●	443
3	American Science & Engineering, Inc.	141
6	AMETEK, Inc.	305
15	Ampco-Pittsburgh Corp.	282
7	Brady Corp. Class A	201
6	Chicago Bridge & Iron Co. N.V.	213
5	Donaldson Co., Inc.	182
9	Dycom Industries, Inc. ●	162
8	EnerSys ●	280
22	Exelis, Inc.	218
3	Fluor Corp.	170
7	General Cable Corp. ●	187
13	Graco, Inc.	617
12	ITT Corp.	211
7	L.B. Foster Co. Class A	209
9	Lincoln Electric Holdings, Inc.	403
21	LSI Industries, Inc.	147
3	Nacco Industries, Inc. Class A	304
6	National Presto Industries, Inc.	426
17	NCI Building Systems, Inc. ●	183
13	Nordson Corp.	646
5	Nortek, Inc.	250
40	Orbital Sciences Corp. ●	510
3	Parker-Hannifin Corp.	223
6	Robbins & Myers, Inc.	234
7	Sauer-Danfoss, Inc.	244
11	Sun Hydraulics Corp.	262
74	Taser International, Inc. ●	386
10	Teledyne Technologies, Inc. ●	623
10	Timken Co.	458
2	TransDigm Group, Inc. ●	309
5	Triumph Group, Inc.	281
18	URS Corp.	621
		10,331
	Commercial & Professional Services - 3.6%
14	Barrett Business Services	286
111	Cenveo, Inc. ●	214
9	Copart, Inc. ●	213
4	Corporate Executive Board Co.	180
8	Deluxe Corp.	192
6	Dun & Bradstreet Corp.	455
14	Equifax, Inc. ●	664
30	Kimball International, Inc.	233
6	Mine Safety Appliances Co.	245
20	Quad Graphics, Inc.	286
21	Robert Half International, Inc.	596
18	RPX Corp. ●	264
16	Sykes Enterprises, Inc. ●	254
15	Tetra Tech, Inc. ●	389
3	Verisk Analytics, Inc. ●	128
		4,599
	Consumer Durables & Apparel - 2.4%
23	Brunswick Corp.	500
5	CSS Industries, Inc.	105
29	Fifth & Pacific Cos., Inc. ●	306
5	Garmin Ltd.	172
24	Leapfrog Enterprises, Inc. ●	250
8	Polaris Industries, Inc.	554
4	PVH Corp.	272
7	Sturm Ruger & Co., Inc.	275
16	Tempur-Pedic International, Inc. ●	370
11	Vera Bradley, Inc. ●	226
		3,030
	Consumer Services - 3.6%
5	American Public Education, Inc. ●	169
6	Apollo Group, Inc. Class A ●	232
1	Biglari Holdings, Inc. ●	247
23	Boyd Gaming Corp. ●	168
9	Brinker International, Inc.	284
5	Capella Education Co. ●	184
37	Career Education Corp. ●	248
1	Chipotle Mexican Grill, Inc. ●	258
9	Domino’s Pizza, Inc.	278
17	International Game Technology	274
23	Lincoln Educational Services Corp.	146
7	Marriott International, Inc. Class A	274
8	Marriott Vacations Worldwide Corp. ●	251
24	Multimedia Games Holding Co., Inc. ●	335
1	Panera Bread Co. Class A ●	195
7	Papa John’s International, Inc. ●	328
5	Weight Watchers International, Inc.	242
5	Wyndham Worldwide Corp.	259
2	Wynn Resorts Ltd.	197
		4,569
	Diversified Financials - 2.9%
3	Affiliated Managers Group, Inc. ●	295
122	Apollo Investment Corp.	935
29	Calamos Asset Management, Inc.	334

The accompanying notes are an integral part of these financial statements.

5

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Diversified Financials - 2.9% - (continued)
30	Compass Diversified Holdings	$416
7	Discover Financial Services, Inc.	239
8	Nasdaq OMX Group, Inc. ●	181
31	Netspend Holdings, Inc. ●	280
5	Raymond James Financial, Inc.	178
39	Solar Capital Ltd.	868
		3,726
	Energy - 6.7%
30	Basic Energy Services, Inc. ●	311
19	Cheniere Energy, Inc. ●	280
7	Contango ORE, Inc. ●	408
5	Core Laboratories N.V.	529
15	Delek U.S. Holdings, Inc.	255
12	Diamond Offshore Drilling, Inc.	719
6	Dresser-Rand Group, Inc. ●	275
6	Energen Corp.	286
7	Energy XXI (Bermuda) Ltd. ●	207
59	Frontline Ltd.	270
14	Helix Energy Solutions Group, Inc. ●	228
13	HollyFrontier Corp.	474
34	ION Geophysical Corp. ●	224
3	Kinder Morgan, Inc.	96
14	Matrix Service Co. ●	164
15	Oceaneering International, Inc.	707
35	Parker Drilling Co. ●	156
24	Plains Exploration & Production Co. ●	851
6	REX American Resources Corp. ●	125
14	Targa Resources Corp.	601
29	Vaalco Energy, Inc. ●	254
18	Valero Energy Corp.	446
10	W&T Offshore, Inc.	148
19	Western Refining, Inc.	431
		8,445
	Food & Staples Retailing - 0.6%
5	Fresh Market, Inc. ●	252
195	Rite Aid Corp. ●	273
6	Village Super Market, Inc. Class A	200
		725
	Food, Beverage & Tobacco - 3.0%
8	Campbell Soup Co.	264
15	ConAgra Foods, Inc.	392
13	Constellation Brands, Inc. Class A ●	363
29	Dean Foods Co. ●	494
7	Hain Celestial Group, Inc. ●	385
16	Ingredion, Inc.	792
6	Monster Beverage Corp. ●	456
5	Universal Corp.	222
23	Vector Group Ltd.	393
		3,761
	Health Care Equipment & Services - 4.3%
21	AngioDynamics, Inc. ●	250
11	ArthroCare Corp. ●	322
8	Computer Programs & Systems, Inc.	453
6	CONMED Corp.	178
24	CryoLife, Inc. ●	124
6	Cyberonics, Inc. ●	247
44	Gentiva Health Services, Inc. ●	302
9	Health Net, Inc. ●	226
8	Hill-Rom Holdings, Inc.	244
4	Humana, Inc.	333
8	Magellan Health Services, Inc. ●	363
9	Masimo Corp. ●	200
23	Natus Medical, Inc. ●	263
14	Omnicare, Inc.	447
9	Resmed, Inc. ●	293
104	RTI Biologics, Inc. ●	389
10	Vocera Communications, Inc. ●	273
5	Wellcare Health Plans, Inc. ●	286
4	Zimmer Holdings, Inc.	270
		5,463
	Household & Personal Products - 0.9%
3	Energizer Holdings, Inc. ●	188
7	Herbalife Ltd.	324
4	Nu Skin Enterprises, Inc. Class A	183
19	Prestige Brands Holdings, Inc. ●	307
8	Schiff Nutrition International ●	143
		1,145
	Insurance - 5.3%
3	American National Insurance Co.	200
12	Argo Group International Holdings Ltd.	345
6	Arthur J. Gallagher & Co.	193
9	Aspen Insurance Holdings Ltd.	267
17	Assurant, Inc.	599
10	Axis Capital Holdings Ltd.	339
14	Brown & Brown, Inc.	385
11	FBL Financial Group Class A	308
17	Horace Mann Educators Corp.	295
47	Maiden Holdings Ltd.	405
8	Marsh & McLennan Cos., Inc.	245
22	Meadowbrook Insurance Group, Inc.	196
4	ProAssurance Corp.	365
10	Protective Life Corp.	279
7	Reinsurance Group of America, Inc.	372
5	Safety Insurance Group, Inc.	185
22	StanCorp Financial Group, Inc.	806
39	Symetra Financial Corp.	486
12	United Fire Group, Inc.	250
8	Validus Holdings Ltd.	240
		6,760
	Materials - 4.7%
4	Albemarle Corp.	253
5	Cabot Corp.	203
11	Coeur d’Alene Mines Corp. ●	195
4	Cytec Industries, Inc.	246
16	Flotek Industries, Inc. ●	152
18	Glatfelter	301
14	Gold Resource Corp.	356
14	Graphic Packaging Holding Co. ●	76
37	Huntsman Corp.	483
13	Kraton Performance Polymers ●	294
6	Minerals Technologies, Inc.	390
1	Newmarket Corp.	260
16	Noranda Aluminium Holding Corp.	130
23	OM Group, Inc. ●	441
5	Rockwood Holdings, Inc. ●	200
5	Schweitzer-Mauduit International, Inc.	327
9	Sonoco Products Co.	284
11	Valspar Corp.	583

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Materials - 4.7% - (continued)
9	W.R. Grace & Co. ●	$439
6	Westlake Chemical Corp.	303
		5,916
	Media - 1.4%
31	Belo Corp. Class A	200
28	Gannett Co., Inc.	407
29	Global Sources Ltd. ●	190
18	Interpublic Group of Cos., Inc.	193
49	Lin TV Corp. ●	148
12	Scholastic Corp.	346
30	Sinclair Broadcast Group, Inc. Class A	271
		1,755
	Pharmaceuticals, Biotechnology & Life Sciences - 6.2%
64	Affymetrix, Inc. ●	298
50	Agenus, Inc.	262
16	Auxilium Pharmaceuticals, Inc. ●	422
53	Cambrex Corp. ●	499
3	Charles River Laboratories International, Inc.●	114
14	Clovis Oncology, Inc. ●	297
12	Cubist Pharmaceuticals, Inc. ●	470
10	Endo Health Solutions, Inc. ●	306
8	Genomic Health, Inc. ●	277
72	Immunomedics, Inc. ●	256
2	Life Technologies Corp. ●	105
17	Medicis Pharmaceutical Corp. Class A	591
17	Momenta Pharmaceuticals, Inc. ●	228
18	Mylan, Inc. ●	391
26	Myriad Genetics, Inc. ●	615
6	Par Pharmaceutical Cos., Inc. ●	199
58	PDL Biopharma, Inc.	387
9	Pharmacyclics, Inc. ●	486
9	Qiagen N.V. ●	150
6	Questcor Pharmaceuticals ●	341
39	Sciclone Pharmaceuticals, Inc. ●	272
23	Spectrum Pharmaceuticals, Inc. ●	355
37	Threshold Pharmaceuticals	270
13	Warner Chilcott plc ●	231
		7,822
	Real Estate - 10.1%
19	American Assets Trust, Inc.	451
21	American Capital Mortgage Investment Corp.	509
18	CBL & Associates Properties	360
53	Cedar Realty Trust, Inc.	268
166	Chimera Investment Corp.	391
34	DCT Industrial Trust, Inc.	211
76	Diamondrock Hospitality	777
3	Digital Realty Trust, Inc.	210
8	Extra Space Storage, Inc.	254
55	Felcor Lodging Trust, Inc. ●	259
19	First Industrial Realty Trust, Inc. ●	233
10	Gladstone Commercial Corp.	159
51	Government Properties Income Trust	1,163
53	Hospitality Properties Trust	1,305
15	Invesco Mortgage Capital	266
49	Investors Real Estate Trust	387
15	Jones Lang LaSalle, Inc.	1,077
30	LaSalle Hotel Properties	865
33	Mission West Properties, Inc.	285
13	One Liberty Properties, Inc.	245
22	Penn Real Estate Investment Trust	325
16	RLJ Lodging Trust	294
16	Sabra Healthcare REIT, Inc.	281
15	Select Income REIT ●	364
22	Sovran Self Storage, Inc.	1,081
47	Sunstone Hotel Investors, Inc. ●	517
24	Winthrop Realty Trust	291
		12,828
	Retailing - 5.8%
10	ANN, Inc. ●	255
13	Ascena Retail Group, Inc. ●	249
8	Best Buy Co., Inc.	159
8	Body Central Corp. ●	72
17	CafePress, Inc.	251
17	Chico’s FAS, Inc.	253
11	Dick’s Sporting Goods, Inc.	547
15	Foot Locker, Inc.	459
10	Francescas Holding Corp. ●	262
4	Genesco, Inc. ●	223
12	Groupon, Inc. ●	125
9	LKQ Corp. ●	297
9	Lumber Liquidators Holdings, Inc. ●	291
4	O’Reilly Automotive, Inc. ●	310
36	Overstock.com, Inc. ●	251
21	PetMed Express, Inc.	254
9	PetSmart, Inc.	584
71	RadioShack Corp.	271
10	Sally Beauty Co., Inc. ●	265
12	Staples, Inc.	162
11	Systemax, Inc. ●	128
2	Tractor Supply Co.	174
5	Ulta Salon, Cosmetics & Fragrances, Inc.	495
14	Williams-Sonoma, Inc.	493
4	Winmark Corp.	216
6	Zumiez, Inc. ●	242
		7,288
	Semiconductors & Semiconductor Equipment - 3.2%
52	Amkor Technology, Inc. ●	252
61	Entropic Communications, Inc. ●	346
35	GT Advanced Technologies, Inc. ●	183
28	Kopin Corp. ●	97
21	Kulicke & Soffa Industries, Inc. ●	185
9	Linear Technology Corp.	285
76	LSI Corp. ●	483
27	Maxim Integrated Products, Inc.	690
36	Photronics, Inc. ●	218
59	PLX Technology, Inc. ●	375
67	Rambus, Inc. ●	386
38	Rudolph Technologies, Inc. ●	327
19	Teradyne, Inc. ●	263
		4,090
	Software & Services - 9.7%
3	Alliance Data Systems Corp. ●	431
6	Amdocs Ltd. ●	175
11	Ancestry.com, Inc. ●	297
8	CA, Inc.	217
27	Cadence Design Systems, Inc. ●	292
8	Commvault Systems, Inc. ●	405
29	Deltek, Inc. ●	339
20	Demand Media, Inc. ●	224

The accompanying notes are an integral part of these financial statements.

7

Hartford Small/Mid Cap Equity HLS Fund
Schedule of Investments – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Software & Services - 9.7% - (continued)
18	Digital River, Inc. ●	$297
4	Ebix, Inc.	85
6	Fair Isaac, Inc.	262
21	Fortinet, Inc. ●	485
4	Gartner, Inc. Class A ●	188
26	Intralinks Holdings, Inc. ●	116
11	j2 Global, Inc.	285
5	Liquidity Services, Inc. ●	246
15	LivePerson, Inc. ●	292
4	Manhattan Associates, Inc. ●	172
63	Marchex, Inc.	226
6	MAXIMUS, Inc.	290
10	Neustar, Inc. ●	337
14	North American Equity	182
15	Rackspace Hosting, Inc. ●	659
6	Red Hat, Inc. ●	339
30	Rosetta Stone, Inc. ●	410
50	SeaChange International, Inc. ●	413
8	Solarwinds, Inc. ●	341
18	Synopsys, Inc. ●	530
47	Telenav, Inc. ●	287
3	Teradata Corp. ●	216
12	Tibco Software, Inc. ●	347
56	TiVo, Inc. ●	461
16	TNS, Inc. ●	280
32	Total System Services, Inc.	763
17	Unisys Corp. ●	323
53	United Online, Inc.	223
18	WebMD Health Corp. ●	365
14	Websense, Inc. ●	266
12	Western Union Co.	199
		12,265
	Technology Hardware & Equipment - 2.9%
91	Brocade Communications Systems, Inc. ●	446
15	Comtech Telecommunications Corp.	430
6	Diebold, Inc.	203
61	Extreme Networks, Inc. ●	209
9	Itron, Inc. ●	375
43	Kemet Corp. ●	257
12	Lexmark International, Inc.	316
6	Loral Space & Communications, Inc.	397
44	STEC, Inc. ●	343
18	Ubiquiti Networks, Inc. ●	258
6	Western Digital Corp. ●	183
17	Zygo Corp. ●	295
		3,712
	Telecommunication Services - 1.7%
17	Boingo Wireless, Inc. ●	200
82	Cincinnati Bell, Inc. ●	303
49	Leap Wireless International, Inc. ●	317
9	Telephone & Data Systems, Inc.	190
17	US Cellular Corp. ●	668
21	USA Mobility, Inc.	265
88	Vonage Holdings Corp. ●	176
		2,119
	Transportation - 2.2%
22	Alaska Air Group, Inc. ●	772
7	Allegiant Travel Co. ●	481
3	AMERCO, Inc.	270
20	Avis Budget Group, Inc. ●	305
7	Con-way, Inc.	260
43	Hawaiian Holdings, Inc. ●	281
8	Landstar System, Inc.	431
		2,800
	Utilities - 3.2%
27	AES (The) Corp. ●	341
7	Alliant Energy Corp.	332
7	American Water Works Co., Inc.	239
9	Avista Corp.	238
6	Chesapeake Utilities Corp.	245
12	MDU Resources Group, Inc.	249
12	MGE Energy, Inc.	572
27	OGE Energy Corp.	1,414
12	PNM Resources, Inc.	231
6	Vectren Corp.	186
		4,047
	Total common stocks
	(cost $119,003)	$125,726

WARRANTS - 0.0%
	Energy - 0.0%
5	Kinder Morgan, Inc.	$10

	Total warrants
	(cost $5)	$10

	Total long-term investments
	(cost $119,008)	$125,736

SHORT-TERM INVESTMENTS - 0.8%
Repurchase Agreements - 0.8%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
07/02/2012 in the amount of $513,
collateralized by FHLMC 5.50% - 6.50%,
2035 - 2036, FNMA 5.00% - 6.00%, 2033 -
	2039, value of $523)
$513	0.13%, 06/29/2012	$513
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $185, collateralized by U.S. Treasury Note 1.25% - 3.63%, 2014 - 2020, value of $189)
185	0.15%, 06/29/2012	185
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $50, collateralized by U.S. Treasury Note 0.88%, 2016, value of $51)
50	0.20%, 06/29/2012	50

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.8% - (continued)
Repurchase Agreements - 0.8% - (continued)
TD Securities TriParty Joint Repurchase
Agreement (maturing on 07/02/2012 in the
amount of $145, collateralized by FHLMC
4.00% - 6.00%, 2027 - 2041, FNMA 4.00%
- 4.50%, 2025 - 2042, U.S. Treasury Bond
6.38%, 2027, U.S. Treasury Note 0.38%
	- 8.75%, 2012 - 2017, value of $148)
$145	0.15%, 06/29/2012		$145
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $-, collateralized by U.S. Treasury Note 1.00%, 2013, value of $-)
—	0.13%, 06/29/2012		—
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $65, collateralized by GNMA 4.00%, 2042, value of $67)
65	0.20%, 06/29/2012		65
			958
	Total short-term investments
	(cost $958)		$958

	Total investments
	(cost $119,966) ▲	100.1%	$126,694
	Other assets and liabilities	(0.1)%	(68)
	Total net assets	100.0%	$126,627

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2012, the cost of securities for federal income tax purposes was $120,795 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,871
Unrealized Depreciation	(4,972)
Net Unrealized Appreciation	$5,899

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

Hartford Small/Mid Cap Equity HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$125,726	$125,726	$–	$–
Warrants	10	10	–	–
Short-Term Investments	958	–	958	–
Total	$126,694	$125,736	$958	$–

♦	For the six-month period ended June 30, 2012, there were no transfers between Level 1 and Level 2.

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

10

Hartford Small/Mid Cap Equity HLS Fund
Statement of Assets and Liabilities
June 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $119,966)	$126,694
Cash	—
Receivables:
Fund shares sold	45
Dividends and interest	156
Other assets	5
Total assets	126,900
Liabilities:
Payables:
Investment securities purchased	51
Fund shares redeemed	188
Investment management fees	13
Distribution fees	1
Accrued expenses	20
Total liabilities	273
Net assets	$126,627
Summary of Net Assets:
Capital stock and paid-in-capital	$98,141
Undistributed net investment income	1,386
Accumulated net realized gain	20,372
Unrealized appreciation of investments	6,728
Net assets	$126,627
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$9.51
Shares outstanding	10,519
Net assets	$100,060
Class IB: Net asset value per share	$9.45
Shares outstanding	2,811
Net assets	$26,567

The accompanying notes are an integral part of these financial statements.

11

Hartford Small/Mid Cap Equity HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,149
Interest	1
Less: Foreign tax withheld	—
Total investment income, net	1,150

Expenses:
Investment management fees	546
Distribution fees - Class IB	36
Custodian fees	18
Accounting services fees	9
Board of Directors’ fees	2
Audit fees	6
Other expenses	21
Total expenses	638
Net investment income	512

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	4,038
Net realized gain on futures	247
Net Realized Gain on Investments and Other Financial Instruments	4,285

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	3,956
Net unrealized depreciation of futures	(43)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	3,913
Net Gain on Investments and Other Financial Instruments	8,198
Net Increase in Net Assets Resulting from Operations	$8,710

The accompanying notes are an integral part of these financial statements.

12

Hartford Small/Mid Cap Equity HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
Operations:
Net investment income	$512	$874
Net realized gain on investments and other financial instruments	4,285	17,121
Net unrealized appreciation (depreciation) of investments and other financial instruments	3,913	(20,728)
Net Increase (Decrease) In Net Assets Resulting From Operations	8,710	(2,733)
Distributions to Shareholders:
From net realized gain on investments
Class IA	—	(8,943)
Class IB	—	(2,350)
Total distributions	—	(11,293)
Capital Share Transactions:
Class IA
Sold	6,673	29,860
Issued on reinvestment of distributions	—	8,943
Redeemed	(21,324)	(56,877)
Total capital share transactions	(14,651)	(18,074)
Class IB
Sold	3,951	11,929
Issued on reinvestment of distributions	—	2,350
Redeemed	(7,586)	(20,897)
Total capital share transactions	(3,635)	(6,618)
Net decrease from capital share transactions	(18,286)	(24,692)
Net Decrease In Net Assets	(9,576)	(38,718)
Net Assets:
Beginning of period	136,203	174,921
End of period	$126,627	$136,203
Undistributed (distribution in excess of) net investment income	$1,386	$874
Shares:
Class IA
Sold	700	2,984
Issued on reinvestment of distributions	—	1,072
Redeemed	(2,247)	(5,891)
Total share activity	(1,547)	(1,835)
Class IB
Sold	414	1,199
Issued on reinvestment of distributions	—	283
Redeemed	(804)	(2,149)
Total share activity	(390)	(667)

The accompanying notes are an integral part of these financial statements.

13

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements
June 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Small/Mid Cap Equity HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the

14

foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is

15

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s chief compliance officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

16

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. As of June 30, 2012, the Fund had no outstanding futures contracts.

17

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended June 30, 2012.

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$247	$—	$—	$247
Total	$—	$—	$—	$247	$—	$—	$247

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(43)	$—	$—	$(43)
Total	$—	$—	$—	$(43)	$—	$—	$(43)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and

18

partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$9,832	$1,020
Long-Term Capital Gains*	1,461	—

*	The Fund designates these distributions as long-term capital dividends pursuant to IRC Sec. 852(b)(3)(C).

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$11,197
Undistributed Long-Term Capital Gain	6,636
Unrealized Appreciation*	1,943
Total Accumulated Earnings	$19,776

*	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(145)
Accumulated Net Realized Gain (Loss)	145

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2011.

19

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective June 4, 2012, HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to June 4, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate sub-advisers.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7500%
On next $2 billion	0.7000%
On next $2 billion	0.6900%
On next $5 billion	0.6800%
Over $10 billion	0.6700%

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the period December 31, 2011, through June 3, 2012.

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6700%

20

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2012, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. These fees are accrued daily and paid monthly.

f)	Payment from Affiliate – On April 20, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2007
	Class IA	Class IB
Impact from Payment from Affiliate for Trading Reimbursements	0.20%	N/A
Total Return Excluding Payment from Affiliate	11.43%	N/A

8.	Investment Transactions:

For the six-month period ended June 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$116,058
Sales Proceeds Excluding U.S. Government Obligations	132,678

21

Hartford Small/Mid Cap Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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Hartford Small/Mid Cap Equity HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended June 30, 2012 (Unaudited)
IA	$8.93	$0.05	$–	$0.53	$0.58	$–	$–	$–	$–	$0.58	$9.51
IB	8.88	0.03	–	0.54	0.57	–	–	–	–	0.57	9.45

For the Year Ended December 31, 2011
IA	9.85	0.06	–	(0.23)	(0.17)	–	(0.75)	–	(0.75)	(0.92)	8.93
IB	9.83	0.04	–	(0.24)	(0.20)	–	(0.75)	–	(0.75)	(0.95)	8.88

For the Year Ended December 31, 2010
IA	7.88	0.07	–	1.96	2.03	(0.06)	–	–	(0.06)	1.97	9.85
IB	7.86	0.05	–	1.96	2.01	(0.04)	–	–	(0.04)	1.97	9.83

For the Year Ended December 31, 2009
IA	5.34	0.02	–	2.54	2.56	(0.02)	–	–	(0.02)	2.54	7.88
IB	5.34	0.01	–	2.52	2.53	(0.01)	–	–	(0.01)	2.52	7.86

For the Year Ended December 31, 2008
IA	10.19	0.03	–	(4.76)	(4.73)	(0.03)	(0.09)	–	(0.12)	(4.85)	5.34
IB(F)	9.04	0.01	–	(3.60)	(3.59)	(0.02)	(0.09)	–	(0.11)	(3.70)	5.34

For the Year Ended December 31, 2007
IA	10.88	0.03	0.02	1.23	1.28	(0.06)	(1.91)	–	(1.97)	(0.69)	10.19

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on March 31, 2008.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers		Ratio of Expenses to Average Net Assets After Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

6.50	%(D)	$100,060	0.88	%(E)	0.88	%(E)	0.80	%(E)	86%
6.37	(D)	26,567	1.13	(E)	1.13	(E)	0.56	(E)	—

(1.13)		107,762	0.87		0.87		0.60		196
(1.38)		28,441	1.12		1.12		0.34		—

25.83		136,913	0.87		0.87		0.82		300
25.52		38,008	1.12		1.12		0.59		—

47.87		114,269	0.87		0.87		0.43		160
47.51		25,176	1.12		1.12		0.17		—

(46.85)		38,447	0.85		0.85		0.53		201
(40.17	)(D)	8,702	1.10	(E)	1.10	(E)	0.32	(E)	—

11.65	(G)	51,196	0.85		0.65		0.26		231

25

Hartford Small/Mid Cap Equity HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 30, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

26

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

(1) Mr. Levenson served as Interested Director until August 2, 2012.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010(2)

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

(2) Mr. Davey became an Interested Director effective August 2, 2012.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(3)

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

(3) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(4)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(4) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009(5)

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

(5) Dr. Froehlich served as Senior Managing Director until March 26, 2012.

27

Hartford Small/Mid Cap Equity HLS Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

Hartford Small/Mid Cap Equity HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2011 through June 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value December 31, 2011	Ending Account Value June 30, 2012	Expenses paid during the period December 31, 2011 through June 30, 2012	Beginning Account Value December 31, 2011	Ending Account Value June 30, 2012	Expenses paid during the period December 31, 2011 through June 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,065.03	$4.52	$1,000.00	$1,020.49	$4.42	0.88%	182	366
Class IB	$1,000.00	$1,063.70	$5.80	$1,000.00	$1,019.24	$5.67	1.13%	182	366

29

Hartford Small/Mid Cap Equity HLS Fund
Approval of Investment Sub-Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment sub-advisory agreement(s). At its meeting held on March 27, 2012, the Board of Directors (the “Board”) of Hartford HLS Series Fund II, Inc., including each of the Independent Directors present, unanimously voted to approve an investment sub-advisory agreement for Hartford Small/Mid Cap Equity HLS Fund (the “Fund”) between HL Investment Advisors, LLC (“HL Advisors”), the Fund’s investment manager, and Wellington Management Company, LLP (“Wellington Management”) (the “Agreement”). The Agreement went into effect on June 4, 2012.

Prior to approving the Agreement, the Board requested, received, and reviewed written responses from HL Advisors and Wellington Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board received an in-person presentation from Fund officers and representatives of HL Advisors about the proposal to replace Hartford Investment Management Company (“Hartford Investment Management”), the Fund’s current sub-adviser, with Wellington Management. The Board’s Investment Committee also met in person with the proposed portfolio manager for the Fund regarding the capabilities of Wellington Management and the associated benefits to the Fund and its shareholders. In addition, the Board had previously received information with respect to Wellington Management in connection with Wellington Management’s re-approval on August 2-3, 2011 as the sub-adviser to certain other Hartford-sponsored funds and in connection with the Board’s approval of Wellington Management as the sub-adviser to certain additional Hartford-sponsored funds at other recent meetings.

In determining to approve the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, and Quality of Services to be Provided by Wellington Management

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by Wellington Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Wellington Management’s organizational structure, systems and personnel. The Board also considered Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds. The Board considered the terms of the “preferred partnership” arrangement pursuant to which Wellington Management would serve as the preferred sub-adviser to the Hartford-sponsored funds, including the benefits of the arrangement for the Fund and other Hartford-sponsored funds.

With respect to Wellington Management’s quantitative capabilities, the Board considered that HL Advisors believes that Wellington Management is a high quality manager with greater depth and breadth relative to Hartford Investment Management and other peer advisory firms and that Wellington Management has strong investment capabilities with expertise across various investment disciplines. The Board also considered Wellington Management’s global capabilities across various asset classes, including the number and geographic locations of Wellington Management’s investment personnel. The Board noted that Wellington Management is focused entirely on third-party asset management and has experience managing assets for a diverse set of clients, including quantitative funds, with different objectives and guidelines. In addition, the Board considered that Wellington Management runs a consistent quantitative process that can be applied across different capitalization and equity style universes.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Board considered the Investment Committee’s meeting with the proposed portfolio manager, and Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board also considered the experience of the proposed portfolio manager and investment professionals that would support the proposed portfolio manager.

The Board also considered information previously provided by HL Advisors and Wellington Management regarding Wellington Management’s compliance policies and procedures and compliance history, and received a representation from HL Advisors that

30

the written compliance policies and procedures of Wellington Management are reasonably designed to prevent violations of the federal securities laws.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management, including, for purposes of considering the investment skill and experience of the proposed portfolio manager and investment professionals that would support the proposed portfolio manager, the performance of the Wellington Management composite for accounts with investment objectives, policies and principal investment strategies comparable to one or more components of the Fund’s principal investment strategy. HL Advisors and Wellington Management also provided additional information about the broad range of the portfolio manager’s investment experience and experience of the investment professionals that would support the proposed portfolio manager and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that Wellington Management has the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of HL Advisors and Wellington Management

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and the estimated profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund both under the sub-advisory arrangement with Hartford Investment Management and assuming implementation of the Agreement with Wellington Management. The Board also requested and received information relating to the operations and profitability of Wellington Management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors, Wellington Management and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services

With respect to the sub-advisory fee schedule to be paid to Wellington Management by HL Advisors in respect of the Fund, the Board considered comparative information with respect to the sub-advisory fees to be paid by HL Advisors to Wellington Management. The Board also considered information provided by Wellington Management to the Investment Committee of the Board about the quality of services to be performed for the Fund and Wellington Management’s investment philosophy. In addition, the Board considered HL Advisors’ representation that it had negotiated Wellington Management’s fees at arm’s length.

The Board considered that, in connection with the sub-adviser change, HL Advisors proposed to add an additional breakpoint to the Fund’s contractual management fee schedule with HL Advisors that would result in a management fee reduction at certain asset levels. The Board noted that HL Advisors, not the Fund, would pay the sub-advisory fees to Wellington Management.

Based on these considerations, the Board concluded that the Fund’s proposed sub-advisory fees, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduce fee rates as Fund assets grow over time. The Board noted HL Advisors’

31

Hartford Small/Mid Cap Equity HLS Fund
Approval of Investment Sub-Advisory Agreement (Unaudited) – (continued)

proposal to add an additional breakpoint to the Fund’s management fee schedule in connection with the sub-adviser change, thereby reducing fee rates above certain asset levels.

The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreement and the investment management agreement between the Fund and HL Advisors.

Other Benefits

The Board considered other benefits to Wellington Management and its affiliates from their relationships with the Fund. The Board also considered benefits to Wellington Management from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and Wellington Management that Wellington Management would not make any revenue-sharing payments or any other type of distribution payments to HL Advisors or its affiliates.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with its deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

HARTFORD HLS FUNDS

c/o The Hartford Wealth Management - Global Annuities

P.O. Box 14293

Lexington, KY 40512-4293

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1977 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-SMC12 8-12 111647 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford SmallCap Growth HLS Fund

2012 Semi Annual Report

June 30, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds. We’ve seen continued market volatility throughout the first half of 2012, and there will likely be continued uncertainty until the Presidential election in November, but we are still optimistic about the markets in 2012.

Market Review

In the first quarter of 2012, the S&P 500 Index turned in its best quarterly performance since the third quarter of 2009. U.S. equities showed signs of improvement as investors focused on improving economic data and strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The second quarter ended on a high note for the stock market—the S&P 500 had its strongest June in more than a decade and the Dow Jones Industrial Average had its best month since October—but those gains weren’t enough to offset losses from April and May, and equities finished the quarter in the red. Although the S&P 500 was -2.75 for the second quarter, it was up 9.49% for the first half of 2012.

Concerns about domestic and European unemployment are having an effect on our economy. The unemployment rate in the euro zone's 17 nations rose to a record 11.1% in May, the highest level since the euro launched as a common currency more than 10 years ago. In the U.S., the labor market has been fickle this year, with job growth starting off strong in the first couple months of 2012 but slowing down in the spring, which has led many to wonder about the status of the economic recovery.

On a positive note, home prices are rising again after falling for more than five years, new and existing home sales are increasing, and home builders are ramping up construction.

The Hartford HLS Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management, which will now serve as the primary sub-adviser for the Hartford HLS Funds including equity, fixed-income,* and asset-allocation funds. One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

*Several fixed-income funds will continue to be sub-advised by Hartford Investment Management Company.

Hartford SmallCap Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford SmallCap Growth HLS Fund inception 05/02/1994
(sub-advised by Wellington Management Company, LLP)
Investment objective – Seeks long-term capital appreciation.

Performance Overview 6/30/02 - 6/30/12

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/12)

	6 Month†	1 Year	5 year	10 year
SmallCap Growth IA	9.73%	-2.46%	2.98%	8.52%
SmallCap Growth IB	9.59%	-2.70%	2.73%	8.26%
Russell 2000 Growth Index	8.81%	-2.71%	1.99%	7.39%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2012, which may exclude investment transactions as of this date.

Class IB shares commenced on May 1, 2002.  Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares.  The performance after such date reflects actual Class IB share performance.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford SmallCap Growth HLS Fund
Manager Discussion
June 30, 2012 (Unaudited)

Portfolio Managers
Mammen Chally, CFA	David J. Elliot, CFA
Vice President and Equity Portfolio Manager	Vice President, Co-Director of Quantitative Investments, and
Portfolio Manager

How did the Fund perform?

The Class IA shares of the Hartford SmallCap Growth HLS Fund returned 9.73% for the six-month period ended June 30, 2012, outperforming its benchmark, the Russell 2000 Growth, which returned 8.81%. For the same period, the Fund also outperformed the return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group 8.54%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The six-month period ended June 30, 2012 was another volatile one. U.S. small cap equities bolted higher in the first quarter, rising to levels last seen in the summer of 2011. Better-than-expected corporate earnings, generally improving economic data, and improved consumer confidence helped to offset a continued slump in housing. Consumer confidence climbed to a one-year high as solid job growth and rising stock prices helped to keep Americans optimistic in the face of rising gasoline prices. In June, after two months of negative returns, U.S. small cap equities moved higher. Domestic economic data remained generally mixed, but favorable policy developments in Europe helped to buoy U.S. markets. The housing market demonstrated some encouraging signs of stabilization aided by record low mortgage rates.

In this environment, small caps (+8.5%) were comparable with large cap equities (+9.5%) and mid caps (+7.9%), as represented by the Russell 2000, S&P 500, and S&P MidCap 400 indices, respectively. Eight of ten sectors within the Russell 2000 Growth index rose during the period. Health Care (+22%), Consumer Discretionary (+12%), and Consumer Staples (+9%) sectors rose the most, while Energy (-13%) and Utilities (-7%) posted the only negative returns.

The Fund’s outperformance, relative to the benchmark, was driven by stock selection, primarily in the Industrials, Energy, and Financials sectors. This more than offset weaker selection in Information Technology. Sector allocation modestly detracted from relative results, as did a modest cash position in a rising market.

Among the top contributors to relative performance (i.e. performance of the Fund as measured against the benchmark) were Ardea Biosciences (Health Care), SolarWinds (Information Technology), and LivePerson (Information Technology). Ardea Biosciences is a biotechnology company focused on the development of small-molecule therapeutics for the treatment of serious diseases. Shares surged after AstraZeneca announced an agreement to acquire Ardea for a substantial premium. SolarWinds is a provider of enterprise information technology (IT) and infrastructure management software to IT professionals. Shares gained after the company increased earnings and revenue guidance in late April. LivePerson, a provider of online engagement solutions, saw its shares rise after issuing strong quarterly guidance in May and reaffirming annual estimates. Seattle Genetics (Health Care) and Zoll Medical (Health Care) were among the top absolute (i.e. total return) contributors. Top relative detractors included Higher One Holdings (Information Technology), as well as not owning benchmark constituents Vivus (Health Care) and Medivation (Health Care), both of which surged in price during the period. Shares of Higher One, a provider of technology and payment services to the higher education industry, declined after lowering its fiscal year revenue and earnings guidance. Investors responded favorably to Medivation, which we did not own, on the announcement in February of positive results from a phase 3 trial of a new drug, called MDV3100, for prostate cancer patients. Vivus, another stock in the benchmark that we did not hold, also rose substantially during the period. A U.S. Food and Drug Administration Advisory Committee recommended that one of the company’s drugs, Qnexa, be granted approval to market as a treatment for obesity. InterDigital (Information Technology) and Petroleum Development (Energy) were among the top absolute detractors.

What is the outlook?

While the economic outlook has remained uncertain, our level of confidence in a continued modest global recovery has diminished more recently. Europe has been a concern for more than four quarters now; and, over the past couple of quarters we have seen dramatic reductions in growth in Brazil and India as well. We believe China continues its gradual slowing. With slowing in more geographies recently, we also believe the risk has increased that China’s growth rate could deteriorate further given the importance of exports to their economy. While we have been optimistic about the U.S. economy and a continued recovery characterized by modest

3

Hartford SmallCap Growth HLS Fund
Manager Discussion – (continued)
June 30, 2012 (Unaudited)

growth and manageable inflation, the data in the past few months has come in lower than we would have hoped and in our view signals slowing conditions. The fact that many segments of the economy have not yet recovered to anywhere near peak conditions gives us some optimism that positive, albeit slower, growth should continue. In a global context, the U.S. economy appears to be better positioned than other major economies. However, the U.S. could face a fiscal cliff headwind early in 2013 with the potential expiration of various tax cuts. Market volatility may remain elevated as we approach the U.S. Presidential election.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of what we consider the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight in Energy, Financials, and Industrials and most underweight in Consumer Discretionary, Consumer Staples, and Health Care relative to the Russell 2000 Growth Index.

Diversification by Industry
as of June 30, 2012
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	0.6%
Banks (Financials)	3.1
Capital Goods (Industrials)	11.6
Commercial & Professional Services (Industrials)	3.3
Consumer Durables & Apparel (Consumer Discretionary)	3.5
Consumer Services (Consumer Discretionary)	2.8
Diversified Financials (Financials)	1.1
Energy (Energy)	6.8
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer Staples)	1.3
Health Care Equipment & Services (Health Care)	7.3
Household & Personal Products (Consumer Staples)	1.9
Insurance (Financials)	0.9
Materials (Materials)	3.8
Media (Consumer Discretionary)	1.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	14.2
Real Estate (Financials)	2.4
Retailing (Consumer Discretionary)	7.3
Semiconductors & Semiconductor Equipment (Information Technology)	2.8
Software & Services (Information Technology)	15.6
Technology Hardware & Equipment (Information Technology)	3.6
Telecommunication Services (Services)	0.8
Transportation (Industrials)	2.3
Utilities (Utilities)	0.5
Short-Term Investments	1.1
Other Assets and Liabilities	(0.6)
Total	100.0%

4

Hartford SmallCap Growth HLS Fund
Schedule of Investments
June 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5%
	Automobiles & Components - 0.6%
15	Dana Holding Corp.	$198
117	Tenneco Automotive, Inc. ●	3,133
		3,331
	Banks - 3.1%
257	Boston Private Financial Holdings, Inc.	2,291
92	Flushing Financial Corp.	1,251
130	Nationstar Mortgage Holdings, Inc. ●	2,787
166	Ocwen Financial Corp. ●	3,109
46	Signature Bank ●	2,827
189	Umpqua Holdings Corp.	2,488
13	Walker & Dunlop, Inc. ●	172
39	Wintrust Financial Corp.	1,391
		16,316
	Capital Goods - 11.6%
54	A.O. Smith Corp.	2,623
53	AAON, Inc.	998
41	Actuant Corp. Class A	1,100
60	Acuity Brands, Inc.	3,077
132	Altra Holdings, Inc. ●	2,084
4	American Science & Engineering, Inc.	231
65	Applied Industrial Technologies, Inc.	2,378
43	AZZ, Inc.	2,643
5	Beacon Roofing Supply, Inc. ●	129
100	Belden, Inc.	3,341
26	Brady Corp. Class A	726
63	Ceradyne, Inc.	1,625
79	Chart Industries, Inc. ●	5,400
112	Commercial Vehicles Group, Inc. ●	969
11	Cubic Corp.	549
46	Esterline Technologies Corp. ●	2,855
48	Franklin Electric Co., Inc.	2,447
78	Gencorp, Inc. ●	509
136	GrafTech International Ltd. ●	1,310
9	Kadant, Inc. ●	209
42	Lennox International, Inc.	1,937
26	Lindsay Corp.	1,660
153	Meritor, Inc. ●	800
72	Moog, Inc. Class A ●	2,966
8	National Presto Industries, Inc.	530
94	Nordson Corp.	4,816
2	Nortek, Inc.	105
54	Orbital Sciences Corp. ●	695
66	Polypore International, Inc. ●	2,660
12	Robbins & Myers, Inc.	502
13	Sauer-Danfoss, Inc.	470
90	Sun Hydraulics Corp.	2,182
123	Taser International, Inc. ●	647
62	Teledyne Technologies, Inc. ●	3,823
125	Trimas Corp. ●	2,519
20	Xerium Technologies, Inc. ●	59
		61,574
	Commercial & Professional Services - 3.3%
32	ACCO Brands Corp. ●	329
30	Acorn Energy, Inc.	251
76	Cenveo, Inc. ●	146
5	Consolidated Graphics, Inc. ●	145
15	Corporate Executive Board Co.	613
118	Deluxe Corp.	2,937
75	Exponent, Inc. ●	3,968
31	Herman Miller, Inc.	576
5	Intersections, Inc.	85
139	On Assignment, Inc. ●	2,216
41	Portfolio Recovery Associate ●	3,700
18	Quad Graphics, Inc.	265
18	RPX Corp. ●	260
132	Sykes Enterprises, Inc. ●	2,113
		17,604
	Consumer Durables & Apparel - 3.5%
77	Arctic Cat, Inc. ●	2,815
3	Blyth, Inc.	86
37	Brunswick Corp.	815
15	Cherokee, Inc.	215
21	Deckers Outdoor Corp. ●	903
185	Fifth & Pacific Cos., Inc. ●	1,982
77	G-III Apparel Group Ltd. ●	1,813
45	Leapfrog Enterprises, Inc. ●	456
14	Movado Group	345
11	Polaris Industries, Inc.	773
68	Smith & Wesson Holding Corp. ●	566
81	Steven Madden Ltd. ●	2,558
11	Sturm Ruger & Co., Inc.	452
85	True Religion Apparel, Inc. ●	2,453
9	Vera Bradley, Inc. ●	183
44	Warnaco Group, Inc. ●	1,860
		18,275
	Consumer Services - 2.8%
13	American Public Education, Inc. ●	413
2	Biglari Holdings, Inc. ●	916
5	Bridgepoint Education, Inc. ●	100
105	Brinker International, Inc.	3,332
17	Caesars Entertainment Corp. ●	194
10	Capella Education Co. ●	338
107	Cheesecake Factory, Inc. ●	3,432
23	Domino's Pizza, Inc.	710
88	Ignite Restaurant Group, Inc.	1,595
28	Multimedia Games Holding Co., Inc. ●	389
4	Papa John's International, Inc. ●	167
13	Shuffle Master, Inc. ●	173
89	Sotheby's Holdings	2,973
2	Strayer Education, Inc.	174
		14,906
	Diversified Financials - 1.1%
106	Compass Diversified Holdings	1,481
144	DFC Global Corp. ●	2,653
11	Ezcorp, Inc. ●	256
9	First Cash Financial Services, Inc. ●	371
30	Nelnet, Inc.	681
29	Netspend Holdings, Inc. ●	263
		5,705
	Energy - 6.8%
56	Alon USA Energy, Inc.	472
40	ATP Oil & Gas Corp. ●	134
27	Basic Energy Services, Inc. ●	277
75	Berry Petroleum Co.	2,988
18	Cheniere Energy, Inc. ●	267
19	Contango ORE, Inc. ●	1,107
123	CVR Energy, Inc. ●	3,257
100	Energy XXI (Bermuda) Ltd. ●	3,138

The accompanying notes are an integral part of these financial statements.

5

Hartford SmallCap Growth HLS Fund
Schedule of Investments – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Energy - 6.8% - (continued)
23	Global Geophysical Services ●	$138
84	Gulfmark Offshore, Inc. ●	2,865
63	Hornbeck Offshore Services, Inc. ●	2,429
469	ION Geophysical Corp. ●	3,092
19	Matrix Service Co. ●	217
82	PDC Energy, Inc. ●	2,002
227	Rentech, Inc. ●	468
208	Rex Energy Corp. ●	2,329
118	Rosetta Resources, Inc. ●	4,325
90	Stone Energy Corp. ●	2,291
170	Syntroleum ●	115
14	TETRA Technologies, Inc. ●	103
288	Vaalco Energy, Inc. ●	2,484
27	W&T Offshore, Inc.	410
42	Western Refining, Inc.	944
37	Willbros Group, Inc. ●	239
		36,091
	Food & Staples Retailing - 0.9%
69	Casey's General Stores, Inc.	4,072
331	Rite Aid Corp. ●	463
		4,535
	Food, Beverage & Tobacco - 1.3%
21	Boston Beer Co., Inc. Class A ●	2,529
186	Darling International, Inc. ●	3,062
3	Omega Protein Corp. ●	21
70	Vector Group Ltd.	1,198
		6,810
	Health Care Equipment & Services - 7.3%
10	Accretive Health, Inc. ●	107
141	AngioDynamics, Inc. ●	1,688
35	ArthroCare Corp. ●	1,016
7	Athenahealth, Inc. ●	515
9	Atrion Corp.	1,802
4	Bio-Reference Laboratories ●	108
18	Centene Corp. ●	543
8	Chemed Corp.	490
12	Computer Programs & Systems, Inc.	687
51	Corvel Corp. ●	2,510
86	Cyberonics, Inc. ●	3,868
11	Cynosure, Inc. Class A ●	224
208	Dexcom, Inc. ●	2,697
23	Dynavox, Inc. ●	25
67	HealthSouth Corp. ●‡	1,559
26	Heartware International, Inc. ●	2,277
19	Invacare Corp.	285
128	Masimo Corp. ●	2,873
384	Merge Healthcare, Inc. ●	1,097
20	Molina Healthcare, Inc. ●	470
6	Natus Medical, Inc. ●	71
119	Owens & Minor, Inc.	3,657
12	Quidel Corp. ●	187
133	RTI Biologics, Inc. ●	501
82	U.S. Physical Therapy, Inc.	2,093
20	Vocera Communications, Inc. ●	530
83	Volcano Corp. ●	2,381
87	Wellcare Health Plans, Inc. ●	4,594
		38,855
	Household & Personal Products - 1.9%
104	Elizabeth Arden, Inc. ●	4,044
9	Natures Sunshine	131
91	Nu Skin Enterprises, Inc. Class A	4,250
31	Spectrum Brands Holdings, Inc. ●	997
10	Usana Health Sciences, Inc. ●	423
		9,845
	Insurance - 0.9%
81	Amerisafe, Inc. ●	2,092
19	AmTrust Financial Services, Inc.	567
11	Montpelier Re Holdings Ltd.	241
69	Protective Life Corp.	2,023
		4,923
	Materials - 3.8%
21	A. Schulman, Inc.	417
13	American Vanguard Corp.	340
48	Chemtura Corp. ●	689
23	Flotek Industries, Inc. ●	217
11	Georgia Gulf Corp. ●	269
37	Glatfelter	612
23	Gold Resource Corp.	608
15	Headwaters, Inc. ●	77
12	Koppers Holdings, Inc.	404
80	Kraton Performance Polymers ●	1,757
13	Minerals Technologies, Inc.	848
45	Myers Industries	777
6	Newmarket Corp.	1,215
26	Noranda Aluminium Holding Corp.	203
113	Olin Corp.	2,353
8	PolyOne Corp.	107
6	Rockwood Holdings, Inc. ●	262
159	Silgan Holdings, Inc.	6,800
44	TPC Group, Inc. ●	1,608
51	Wausau Paper Corp.	493
		20,056
	Media - 1.1%
137	Arbitron, Inc.	4,809
256	Dex One Corp. ●	239
10	Global Sources Ltd. ●	66
31	Reachlocal, Inc. ●	344
42	Sinclair Broadcast Group, Inc. Class A	380
16	Supermedia, Inc. ●	40
		5,878
	Pharmaceuticals, Biotechnology & Life Sciences - 14.2%
90	3SBio, Inc. ADR ●	1,226
12	Acorda Therapeutics, Inc. ●	283
43	Agenus, Inc.	227
248	Alkermes plc ●	4,217
49	Auxilium Pharmaceuticals, Inc. ●	1,326
155	Aveo Pharmaceuticals, Inc. ●	1,887
56	BioCryst Pharmaceuticals, Inc. ●	222
186	Bruker Corp. ●	2,479
283	Cadence Pharmaceuticals, Inc. ●	1,011
18	Clovis Oncology, Inc. ●	388
105	Cubist Pharmaceuticals, Inc. ●	3,965
11	Cumberland Pharmaceuticals, Inc. ●	71
420	Exelixis, Inc. ●	2,325
13	Furiex Pharmaceuticals ●	263
13	Genomic Health, Inc. ●	444
226	Immunogen, Inc. ●	3,784
141	Immunomedics, Inc. ●	503

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 14.2% - (continued)
133	Incyte Corp. ●	$3,022
198	Ironwood Pharmaceuticals, Inc. ●	2,732
2	Jazz Pharmaceuticals plc ●	108
42	Keryx Biopharmaceuticals, Inc. ●	75
42	Map Pharmaceuticals, Inc. ●	626
30	Maxygen, Inc. ●	179
245	Medicines Co. ●	5,630
12	Medicis Pharmaceutical Corp. Class A	411
9	Merrimack Pharmaceuticals Inc. ●	63
29	Momenta Pharmaceuticals, Inc. ●	393
13	Nektar Therapeutics ●	107
172	Neurocrine Biosciences, Inc. ●	1,358
367	NPS Pharmaceuticals, Inc. ●	3,161
41	Obagi Medical Products, Inc. ●	629
58	Onyx Pharmaceuticals, Inc. ●	3,865
178	Optimer Pharmaceuticals, Inc. ●	2,756
14	Par Pharmaceutical Cos., Inc. ●	488
98	PAREXEL International Corp. ●	2,755
120	PDL Biopharma, Inc.	793
22	Pharmacyclics, Inc. ●	1,190
29	Pozen, Inc. ●	182
201	Progenics Pharmaceuticals, Inc. ●	1,970
20	Questcor Pharmaceuticals ●	1,040
37	Repligen Corp. ●	160
253	Rigel Pharmaceuticals, Inc. ●	2,351
91	Salix Pharmaceuticals Ltd. ●	4,938
83	Santarus, Inc. ●	586
59	Sciclone Pharmaceuticals, Inc. ●	411
205	Seattle Genetics, Inc. ●	5,205
100	Siga Technologies, Inc. ●	286
39	Spectrum Pharmaceuticals, Inc. ●	610
89	Tesaro, Inc. ●☼	1,248
201	Trius Therapeutics, Inc. ●	1,161
13	Ventrus Biosciences, Inc. ●	55
		75,165
	Real Estate - 2.4%
48	CBL & Associates Properties	930
90	Colonial Properties Trust	1,993
86	Coresite Realty Corp.	2,217
11	Extra Space Storage, Inc.	337
59	Felcor Lodging Trust, Inc. ●	278
97	Glimcher Realty Trust	987
132	Inland Real Estate Corp.	1,102
216	MFA Mortgage Investments, Inc.	1,705
49	Omega Healthcare Investors, Inc.	1,093
207	Sunstone Hotel Investors, Inc. ●	2,275
		12,917
	Retailing - 7.3%
28	Aeropostale, Inc. ●	503
21	ANN, Inc. ●	528
272	Ascena Retail Group, Inc. ●	5,056
17	Buckle (The), Inc.	656
28	CafePress, Inc.	417
12	Cato Corp.	379
48	Children's Place Retail Stores, Inc. ●	2,416
69	Core-Mark Holding Co., Inc.	3,298
68	DSW, Inc.	3,721
14	Express, Inc. ●	249
20	Francescas Holding Corp. ●	527
51	GNC Holdings, Inc.	1,988
44	Group 1 Automotive, Inc.	2,005
5	HSN, Inc.	210
78	Lumber Liquidators Holdings, Inc. ●	2,621
102	Mattress Firm Holding Corp. ●	3,092
14	Nutri/System, Inc.	163
60	Overstock.com, Inc. ●	418
30	PetMed Express, Inc.	364
34	Pier 1 Imports, Inc.	562
91	rue21, Inc. ●	2,301
25	Select Comfort Corp. ●	532
84	Shutterfly, Inc. ●	2,573
4	Systemax, Inc. ●	43
72	Teavana Holdings, Inc. ●	976
13	Tilly's Inc. Class A	215
42	Vitamin Shoppe, Inc. ●	2,333
14	Zumiez, Inc. ●	566
		38,712
	Semiconductors & Semiconductor Equipment - 2.8%
27	Amtech Systems, Inc. ●	103
14	Cabot Microelectronics Corp.	406
67	Cymer, Inc. ●	3,923
20	Entegris, Inc. ●	169
71	Entropic Communications, Inc. ●	402
399	GT Advanced Technologies, Inc. ●	2,106
55	Kulicke & Soffa Industries, Inc. ●	488
38	LTX-Credence Corp. ●	254
436	Mindspeed Technologies, Inc. ●	1,072
156	Nanometrics, Inc. ●	2,403
2	NVE Corp. ●	102
47	Rambus, Inc. ●	268
102	Ultratech Stepper, Inc. ●	3,227
		14,923
	Software & Services - 15.6%
116	Ancestry.com, Inc. ●	3,180
60	Bazaarvoice, Inc. ●‡	1,092
17	Blucora, Inc. ●	206
5	CACI International, Inc. Class A ●	253
54	Carbonite, Inc. ●	480
4	Cass Information Systems, Inc.	143
48	Commvault Systems, Inc. ●	2,384
159	Constant Contact, Inc. ●	2,850
47	CSG Systems International, Inc. ●	816
46	Deltek, Inc. ●	527
77	Dice Holdings, Inc. ●	724
24	Digital River, Inc. ●	401
66	Ebix, Inc.	1,323
4	ExactTarget, Inc. ●	79
18	Fair Isaac, Inc.	761
63	Fortinet, Inc. ●	1,452
31	Global Cash Access, Inc. ●	226
23	Guidance Software, Inc. ●	216
4	Heartland Payment Systems, Inc.	108
190	Higher One Holdings, Inc. ●	2,324
85	Imperva, Inc. ●	2,436
30	Intralinks Holdings, Inc. ●	130
165	j2 Global, Inc.	4,361
95	JDA Software Group, Inc. ●	2,814
65	Jive Software, Inc. ●	1,374
7	Kenexa Corp. ●	215

The accompanying notes are an integral part of these financial statements.

7

Hartford SmallCap Growth HLS Fund
Schedule of Investments – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Software & Services - 15.6% - (continued)
107	Keynote Systems, Inc.	$1,589
304	LivePerson, Inc. ●	5,787
24	Manhattan Associates, Inc. ●	1,074
16	Mercadolibre, Inc.	1,193
20	MicroStrategy, Inc. ●	2,598
102	Mitek Systems, Inc. ●	398
151	Motricity, Inc. ●	93
43	Move, Inc. ●	394
10	Netscout Systems, Inc. ●	220
13	Opentable, Inc. ●	572
81	Opnet Technologies, Inc.	2,148
182	Parametric Technology Corp. ●	3,811
48	Proofpoint, Inc. ●	806
106	QLIK Technologies, Inc. ●	2,350
13	Quinstreet, Inc. ●	120
340	Sapient Corp.	3,428
35	SeaChange International, Inc. ●	287
114	Solarwinds, Inc. ●	4,965
46	Solera Holdings, Inc.	1,932
46	Sourcefire, Inc. ●	2,364
19	Splunk, Inc.	525
25	Telenav, Inc. ●	153
81	TiVo, Inc. ●	667
36	TNS, Inc. ●	642
12	Travelzoo, Inc. ●	273
92	Tyler Corp. ●	3,696
15	Unisys Corp. ●	297
66	VeriFone Systems, Inc. ●	2,195
7	Vistaprint N.V. ●	216
12	Websense, Inc. ●	219
97	Wright Express Corp. ●	5,997
80	XO Group, Inc. ●	713
		82,597
	Technology Hardware & Equipment - 3.6%
140	Aruba Networks, Inc. ●	2,110
49	Audience, Inc.	947
76	Coherent, Inc. ●	3,279
36	Comtech Telecommunications Corp.	1,032
28	Elector Scientific Industries	335
44	Electronics for Imaging, Inc. ●	718
43	Extreme Networks, Inc. ●	148
46	Kemet Corp. ●	274
7	Loral Space & Communications, Inc.	451
151	Oplink Communications, Inc. ●	2,047
112	Plantronics, Inc.	3,746
15	Plexus Corp. ●	412
34	Shoretel, Inc. ●	150
44	STEC, Inc. ●	340
24	Ubiquiti Networks, Inc. ●	339
63	Universal Display Corp. ●	2,255
16	Zygo Corp. ●	280
		18,863
	Telecommunication Services - 0.8%
26	AboveNet, Inc. ●	2,224
75	Alaska Communications Systems Group, Inc.	158
40	Boingo Wireless, Inc. ●	466
11	Cogent Communication Group, Inc. ●	210
30	IDT Corp. Class B	292
63	Leap Wireless International, Inc. ●	403
9	Lumos Networks Corp.	84
12	magicJack VocalTec Ltd.	226
113	Vonage Holdings Corp. ●	227
		4,290
	Transportation - 2.3%
25	Alaska Air Group, Inc. ●	901
12	Allegiant Travel Co. ●	822
272	Avis Budget Group, Inc. ●	4,140
6	Dollar Thrifty Automotive Group, Inc. ●	445
34	Hawaiian Holdings, Inc. ●	221
55	Marten Transport Ltd.	1,168
15	Spirit Airlines, Inc. ●	292
45	US Airways Group, Inc. ●	604
146	Werner Enterprises, Inc.	3,476
		12,069
	Utilities - 0.5%
65	UNS Energy Corp.	2,507

	Total common stocks
	(cost $466,677)	$526,747

	Total long-term investments (cost $466,677)	$526,747

SHORT-TERM INVESTMENTS - 1.1%
Repurchase Agreements - 1.1%
Bank of America Merrill Lynch TriParty Joint
Repurchase Agreement (maturing on
07/02/2012 in the amount of $3,193,
collateralized by FHLMC 5.50% - 6.50%,
2035 - 2036, FNMA 5.00% - 6.00%, 2033 -
	2039, value of $3,257)
$3,193	0.13%, 06/29/2012	$3,193
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $1,155, collateralized by U.S. Treasury Note 1.25% - 3.63%, 2014 - 2020, value of $1,177)
1,155	0.15%, 06/29/2012	1,155
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $309, collateralized by U.S. Treasury Note 0.88%, 2016, value of $315)
309	0.20%, 06/29/2012	309
TD Securities TriParty Joint Repurchase
Agreement (maturing on 07/02/2012 in the
amount of $904, collateralized by FHLMC
4.00% - 6.00%, 2027 - 2041, FNMA 4.00% -
4.50%, 2025 - 2042, U.S. Treasury Bond
6.38%, 2027, U.S. Treasury Note 0.38% -
	8.75%, 2012 - 2017, value of $922)
904	0.15%, 06/29/2012	904
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $–, collateralized by U.S. Treasury Note 1.00%, 2013, value of $–)
—	0.13%, 06/29/2012	—

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.1% - (continued)
Repurchase Agreements - 1.1% - (continued)
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $407, collateralized by GNMA 4.00%, 2042, value of $415)
$407	0.20%, 06/29/2012		$407
			5,968
	Total short-term investments
	(cost $5,968)		$5,968

	Total investments
	(cost $472,645) ▲	100.6%	$532,715
	Other assets and liabilities	(0.6)%	(2,997)
	Total net assets	100.0%	$529,718

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2012, the cost of securities for federal income tax purposes was $475,039 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$94,145
Unrealized Depreciation	(36,469)
Net Unrealized Appreciation	$57,676

●	Non-income producing.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $1,204 at June 30, 2012.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

9

Hartford SmallCap Growth HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2012 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$526,747	$526,747	$–	$–
Short-Term Investments	5,968	–	5,968	–
Total	$532,715	$526,747	$5,968	$–

♦	For the six-month period ended June 30, 2012, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

10

Hartford SmallCap Growth HLS Fund
Statement of Assets and Liabilities
June 30, 2012 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $472,645)	$532,715
Cash	2
Receivables:
Investment securities sold	7,383
Fund shares sold	354
Dividends and interest	153
Total assets	540,607
Liabilities:
Payables:
Investment securities purchased	9,342
Fund shares redeemed	1,420
Investment management fees	44
Distribution fees	5
Accrued expenses	78
Total liabilities	10,889
Net assets	$529,718
Summary of Net Assets:
Capital stock and paid-in-capital	$436,204
Distributions in excess of net investment loss	(351)
Accumulated net realized gain	33,795
Unrealized appreciation of investments	60,070
Net assets	$529,718
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$23.78
Shares outstanding	16,384
Net assets	$389,649
Class IB: Net asset value per share	$ 23 .53
Shares outstanding	5,954
Net assets	$140,069

The accompanying notes are an integral part of these financial statements.

11

Hartford SmallCap Growth HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2012 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,701
Interest	4
Total investment income, net	1,705

Expenses:
Investment management fees	1,728
Transfer agent fees	3
Distribution fees - Class IB	185
Custodian fees	9
Accounting services fees	33
Board of Directors' fees	7
Audit fees	7
Other expenses	89
Total expenses (before fees paid indirectly)	2,061
Commission recapture	(5)
Total fees paid indirectly	(5)
Total expenses, net	2,056
Net investment loss	(351)

Net Realized Gain on Investments:
Net realized gain on investments	57,549
Net Realized Gain on Investments	57,549

Net Changes in Unrealized Depreciation of Investments:	(5,436)
Net unrealized depreciation of investments	(5,436)
Net Changes in Unrealized Depreciation of Investments	(5,436)
Net Gain on Investments	52,113
Net Increase in Net Assets Resulting from Operations	$51,762

The accompanying notes are an integral part of these financial statements.

12

Hartford SmallCap Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
Operations:
Net investment loss	$(351)	$(812)
Net realized gain on investments	57,549	97,991
Net unrealized depreciation of investments	(5,436)	(85,821)
Net Increase In Net Assets Resulting From Operations	51,762	11,358
Capital Share Transactions:
Class IA
Sold	21,761	85,527
Redeemed	(67,947)	(164,493)
Total capital share transactions	(46,186)	(78,966)
Class IB
Sold	9,679	38,945
Redeemed	(27,221)	(61,664)
Total capital share transactions	(17,542)	(22,719)
Net decrease from capital share transactions	(63,728)	(101,685)
Net Decrease In Net Assets	(11,966)	(90,327)
Net Assets:
Beginning of period	541,684	632,011
End of period	$529,718	$541,684
Undistributed (distribution in excess of) net investment income	$(351)	$—
Shares:
Class IA
Sold	912	3,824
Redeemed	(2,876)	(7,372)
Total share activity	(1,964)	(3,548)
Class IB
Sold	411	1,765
Redeemed	(1,166)	(2,791)
Total share activity	(755)	(1,026)

The accompanying notes are an integral part of these financial statements.

13

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements
June 30, 2012 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford SmallCap Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments

14

that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s chief compliance officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will

15

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

16

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2012.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of June 30, 2012.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

17

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at December 31, 2011, are as follows:

Amount
Accumulated Capital and Other Losses*	$(21,360)
Unrealized Appreciation†	63,112
Total Accumulated Earnings	$41,752

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$812
Accumulated Net Realized Gain (Loss)	107
Capital Stock and Paid-in-Capital	(919)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$21,360
Total	$21,360

During the year ended December 31, 2011, the Fund utilized $97,988 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $100 million	0.700%
On next $4.9 billion	0.600%
On next $5 billion	0.580%
Over $10 billion	0.570%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

19

Hartford SmallCap Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2012 (Unaudited)
(000’s Omitted)

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2012, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended June 30, 2012
Class IA	0.67%
Class IB	0.92%

e)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2012, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO was compensated on a per account basis for providing such services. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009.

20

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	35.37%	35.04%

8.	Investment Transactions:

For the six-month period ended June 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$226,016
Sales Proceeds Excluding U.S. Government Obligations	289,079

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford SmallCap Growth HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended June 30, 2012 (Unaudited)
IA	$21.67	$ (0 .01)	$–	$2.12	$2.11	$–	$–	$–	$–	$2.11	$23.78
IB	21.47	(0.04)	–	2.10	2.06	–	–	–	–	2.06	23.53

For the Year Ended December 31, 2011
IA	21.37	(0.02)	–	0.32	0.30	–	–	–	–	0.30	21.67
IB	21.22	(0.07)	–	0.32	0.25	–	–	–	–	0.25	21.47

For the Year Ended December 31, 2010
IA	15.65	–	–	5.72	5.72	–	–	–	–	5.72	21.37
IB	15.58	(0.04)	–	5.68	5.64	–	–	–	–	5.64	21.22

For the Year Ended December 31, 2009
IA	11.57	0.01	–	4.08	4.09	(0.01)	–	–	(0.01)	4.08	15.65
IB	11.53	(0.03)	–	4.08	4.05	–	–	–	–	4.05	15.58

For the Year Ended December 31, 2008
IA	18.71	0.05	–	(7.00)	(6.95)	(0.07)	(0.12)	–	(0.19)	(7.14)	11.57
IB	18.66	–	–	(6.96)	(6.96)	(0.05)	(0.12)	–	(0.17)	(7.13)	11.53

For the Year Ended December 31, 2007
IA	20.79	0.11	–	(0.53)	(0.42)	(0.06)	(1.60)	–	(1.66)	(2.08)	18.71
IB	20.74	0.06	–	(0.54)	(0.48)	–	(1.60)	–	(1.60)	(2.08)	18.66

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers(C)		Ratio of Expenses to Average Net Assets After Waivers(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

9.73	%(E)	$389,649	0.67	%(F)	0.67	%(F)	(0.06	)%(F)	41%
9.59	(E)	140,069	0.92	(F)	0.92	(F)	(0.31)	(F)	–

1.42		397,662	0.67		0.67		(0.07)		62
1.17		144,022	0.92		0.92		(0.32)		–

36.56		467,888	0.68		0.68		0.03		66
36.21		164,123	0.93		0.93		(0.22)		–

35.39	(G)	408,754	0.68		0.68		0.06		73
35.06	(G)	140,368	0.93		0.93		(0.19)		–

(37.42)		332,330	0.64		0.64		0.24		99
(37.57)		115,827	0.89		0.89		(0.01)		–

(1.84)		640,853	0.63		0.63		0.52		84
(2.09)		227,424	0.88		0.88		0.27		–

23

Hartford SmallCap Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 30, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

24

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

(1) Mr. Levenson served as Interested Director until August 2, 2012.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010(2)

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

(2) Mr. Davey became an Interested Director effective August 2, 2012.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(3)

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

(3) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(4)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(4) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009(5)

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

(5) Dr. Froehlich served as Senior Managing Director until March 26, 2012.

25

The Hartford SmallCap Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford SmallCap Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2011 through June 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value December 31, 2011	Ending Account Value June 30, 2012	Expenses paid during the period December 31, 2011 through June 30, 2012	Beginning Account Value December 31, 2011	Ending Account Value June 30, 2012	Expenses paid during the period December 31, 2011 through June 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,097.31	$3.49	$1,000.00	$1,021.53	$3.37	0.67%	182	366
Class IB	$1,000.00	$1,095.94	$4.79	$1,000.00	$1,020.29	$4.62	0.92%	182	366

27

HARTFORD HLS FUNDS

c/o The Hartford Wealth Management - Global Annuities

P.O. Box 14293

Lexington, KY 40512-4293

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1977 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-SCG12 8-12 111647 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford U.S. Government Securities HLS Fund

2012 Semi Annual Report

June 30, 2012

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in the Hartford HLS Funds. We’ve seen continued market volatility throughout the first half of 2012, and there will likely be continued uncertainty until the Presidential election in November, but we are still optimistic about the markets in 2012.

Market Review

In the first quarter of 2012, the S&P 500 Index turned in its best quarterly performance since the third quarter of 2009. U.S. equities showed signs of improvement as investors focused on improving economic data and strong corporate earnings news and the Federal Reserve’s pledge to keep interest rates low buoyed investors’ appetites.

The second quarter ended on a high note for the stock market—the S&P 500 had its strongest June in more than a decade and the Dow Jones Industrial Average had its best month since October—but those gains weren’t enough to offset losses from April and May, and equities finished the quarter in the red. Although the S&P 500 was -2.75 for the second quarter, it was up 9.49% for the first half of 2012.

Concerns about domestic and European unemployment are having an effect on our economy. The unemployment rate in the euro zone's 17 nations rose to a record 11.1% in May, the highest level since the euro launched as a common currency more than 10 years ago. In the U.S., the labor market has been fickle this year, with job growth starting off strong in the first couple months of 2012 but slowing down in the spring, which has led many to wonder about the status of the economic recovery.

On a positive note, home prices are rising again after falling for more than five years, new and existing home sales are increasing, and home builders are ramping up construction.

The Hartford HLS Funds Expands Relationship with Wellington Management

We’re very pleased that we are expanding our relationship with Wellington Management, which will now serve as the primary sub-adviser for the Hartford HLS Funds including equity, fixed-income,* and asset-allocation funds. One of America’s oldest and largest investment management firms, Wellington Management has resources that span the entire globe, with multiple offices across the U.S. and numerous offices abroad. Wellington Management’s most distinctive strength is its proprietary research, which is shared across the entire organization.

We believe that aligning more closely with a well-respected money manager like Wellington Management puts us in a strong position to drive significant growth and to continue delivering innovative fund strategies to help our investors meet their financial goals.

Thank you again for investing with the Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

*Several fixed-income funds will continue to be sub-advised by Hartford Investment Management Company.

Hartford U.S. Government Securities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford U.S. Government Securities HLS Fund inception 03/24/1987
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

Performance Overview 6/30/02 - 6/30/12

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/12)

	6 Month†	1 Year	5 year	10 year
U.S. Government Securities IA	2.55%	6.05%	3.45%	3.43%
U.S. Government Securities IB	2.42%	5.79%	3.19%	3.17%
Barclays Intermediate Government Bond Index	1.07%	5.01%	5.77%	4.63%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2012, which may exclude investment transactions as of this date.

Performance information includes performance of the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays Intermediate Government Bond Index (formerly known as Barclays Capital Intermediate Government Bond Index) is an unmanaged index of government bonds with maturities of between one and ten years.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the Fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford U.S. Government Securities HLS Fund

Manager Discussion

June 30, 2012 (Unaudited)

Portfolio Manager
Michael F. Garrett
Senior Vice President and Fixed Income Portfolio Manager

As of March 5, 2012, Wellington Management Company, LLP became the sub-adviser for the Fund. As of the same date, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

How did the Fund perform?

The Class IA shares of the Hartford U.S. Government Securities HLS Fund returned 2.55%, before sales charge, for the six-month period to June 30, 2012, outperforming its benchmark, the Barclays Intermediate Government Bond Index, which returned 1.07% for the same period. The Fund underperformed the return of the average fund in the Lipper General U.S. Government VP-UF Funds peer group 2.95%, a group of funds that invest primarily in U.S. government and agency issues, including Treasury Inflation Protected Securities.

Why did the Fund perform this way?

We tactically positioned the Fund around neutral from a duration and yield curve perspective during the period. Our duration and yield curve positioning modestly detracted from relative performance during the period. We positioned the Fund to favor mortgage-backed securities (MBS) versus government securities, taking advantage of short-term volatilities to reduce or add MBS exposure. Our agency pass-through MBS exposure is gained via holding both mortgage-backed securities and forward to-be-announced securities (TBAs). In particular, we held an allocation to Government National Mortgage Securities (GNMA) 30-year mortgages given GNMAs’ contained prepayment risk and limited new issuance. The recent increase in Mortgage Insurance Premiums (MIPs) has moved prepayment risk further out for new GNMA productions. Moreover, the zero percent risk weighting of GNMAs under Basel III should continue to attract investor demand in a capital constrained world. Our exposure to lower coupon GNMA and conventional 30-year mortgages added to performance. Security selection within government sponsored agencies detracted from relative performance during the period. We exited two sub-prime Collateralized Debt Obligations (CDOs) in March which contributed to relative performance.

On March 5, 2012, Wellington Management Company, LLP became sub-adviser of the Fund replacing Hartford Investment Management Company. There was no change to the investment objective or strategy of the Fund.

What is the outlook?

We remain convinced that agency MBS will outperform U.S. Treasuries over the long run. We believe supply/demand technicals strongly favor MBS; Treasury supply is likely to expand more rapidly than agency MBS supply, whose growth will be limited by high unemployment and weakness in housing prices. The Federal Reserve Board’s (FED) MBS purchases should further bolster the sector by reducing supply. Lastly, we believe agency MBS continue to offer good liquidity. Trading volumes in the sector are second only to those for Treasuries.

Current market conditions lead us to overweight MBS based on what we consider attractive valuations. However, we recognize that the Fed may resume purchases of MBS as part of a possible third round of quantitative easing (QE3) to boost the economy, which we expect would drive up sector valuations, and we are monitoring economic conditions, Fed comments, and investor sentiment for signs of such an event.

Since expansion of the Home Affordable Refinance Program (HARP) late last year, the mortgage origination industry has taken steps to streamline the refinancing process. Hence we anticipate that HARP 2.0 will accelerate prepayment speeds for conventional MBS over the next few months, though not to pre-2008 levels. We think the prepayment risk inherent in MBS remains much lower than in past years due to tighter mortgage underwriting standards, which limit the ability of homeowners to refinance.

We continue to like non-agency residential mortgage-backed securities (RMBS). Based on current valuations and stable-to-improving fundamentals, non-agency RMBS represent one of the more attractive sectors to us in terms of relative value among fixed income sectors, with potential loss-adjusted yields in the high single- to low double-digits.

We remain positive on the long-term outlook for the U.S. commercial mortgage-backed securities (CMBS) market and at the end of the period had an up-in-quality bias within our CMBS holdings. We own little in asset-backed securities (ABS) as we currently favor other more attractive risk assets.

3

Hartford U.S. Government Securities HLS Fund

Manager Discussion – (continued)

June 30, 2012 (Unaudited)

Distribution by Credit Quality
as of June 30, 2012

Credit Rating *	Percentage of Net Assets
Aaa / AAA	2.1%
Aa / AA	1.4
A	0.1
Baa / BBB	0.8
Caa / CCC or Lower	0.1
U.S. Government Agencies and Securities	98.7
Non Debt Securities and Other Short-Term Instruments	13.1
Other Assets & Liabilities	(16.3)
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry
as of June 30, 2012

Industry	Percentage of Net Assets
Finance and Insurance	4.5%
U.S. Government Agencies	59.6
U.S. Government Securities	34.5
Short-Term Investments	17.7
Other Assets and Liabilities	(16.3)
Total	100.0%

4

Hartford U.S. Government Securities HLS Fund

Schedule of Investments

June 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 4.5%
	Finance and Insurance - 4.5%
	Carnow Automotive Receivables Trust
$2,906	2.09%, 01/15/2015 ■	$2,906
	Credit Acceptance Automotive Loan Trust
1,336	2.20%, 09/16/2019 ■	1,340
	DBUBS Mortgage Trust
10,693	3.74%, 11/10/2046 ■	11,454
	Master Asset Backed Securities Trust
638	2.95%, 05/25/2033 Δ	611
	Merrill Lynch Mortgage Trust
8,900	5.22%, 11/12/2037 Δ	9,924
	Morgan Stanley Capital I
1,909	1.75%, 11/25/2032 Δ	1,394
	Structured Asset Securities Corp.
2,422	1.75%, 02/25/2033 Δ	2,133
	Thornburg Mortgage Securities Trust
10,399	2.47%, 04/25/2045 Δ	10,273
	Wamu Mortgage Pass-Through Certificates
3,638	2.12%, 03/25/2033 Δ	3,575
	Wells Fargo Mortgage Backed Securities Trust
4,843	2.52%, 09/25/2033 Δ	4,823
		48,433

	Total asset & commercial mortgage backed securities
	(cost $48,742)	$48,433

U.S. GOVERNMENT AGENCIES - 59.6%
	Federal Home Loan Mortgage Corporation - 8.8%
$6,000	3.50%, 11/15/2025	$6,557
433	4.50%, 12/01/2018	463
54,428	5.50%, 09/15/2016 - 06/01/2041	59,191
16,462	5.50%, 05/15/2033 Ф	19,652
1,117	6.00%, 10/01/2021 - 09/01/2034	1,239
5,866	6.50%, 09/01/2014 - 09/01/2032	6,699
899	7.00%, 10/01/2026 - 11/01/2032	1,062
16	7.50%, 05/01/2024 - 06/01/2025	19
36	8.00%, 08/01/2024 - 10/01/2024	40
2	8.50%, 10/01/2024	2
23	10.00%, 11/01/2020	24
		94,948
	Federal National Mortgage Association - 35.1%
2,184	2.56%, 01/01/2019	2,276
90,000	3.00%, 07/15/2027 ☼	94,289
82,100	3.50%, 07/15/2041 ☼	86,295
45,749	4.00%, 02/01/2041	49,597
89,138	5.00%, 08/01/2018 - 05/01/2038	96,877
8,646	5.50%, 08/01/2015 - 12/01/2038	9,457
23,827	6.00%, 09/01/2013 - 02/01/2037	26,554
7,803	6.50%, 05/01/2013 - 09/01/2032	8,943
1,350	6.50%, 06/25/2029 Ф	1,539
1,043	7.00%, 11/01/2013 - 02/01/2032	1,205
31	7.50%, 06/01/2023	36
150	8.00%, 10/01/2029 - 02/01/2031	182
3	8.50%, 04/01/2017	3
59	9.00%, 08/01/2020 - 09/01/2021	60
4	9.75%, 07/01/2020	4
		377,317

	Government National Mortgage Association - 15.7%
91,455	4.00%, 07/15/2040 - 03/15/2042	99,982
50,768	4.50%, 10/20/2040	56,096
3,485	5.00%, 01/20/2034	3,875
2,268	6.00%, 01/15/2033 - 02/15/2033	2,575
3,664	6.50%, 12/15/2028 - 01/15/2032	4,247
1,461	7.00%, 06/20/2030 - 10/15/2032	1,747
464	7.50%, 04/15/2022 - 04/20/2030	537
73	8.50%, 09/15/2019 - 03/15/2030	80
		169,139
	Total U.S. government agencies
	(cost $619,671)	$641,404

U.S. GOVERNMENT SECURITIES - 34.5%
	Other Direct Federal Obligations - 12.4%
	Federal Home Loan Bank - 12.4%
$16,335	1.75%, 12/14/2018	$16,694
20,665	4.13%, 03/13/2020	24,406
26,000	5.25%, 12/09/2022	33,215
50,000	5.38%, 05/18/2016	58,954
		133,269
	U.S. Treasury Securities - 22.1%
	U.S. Treasury Notes - 22.1%
93,600	0.38%, 07/31/2013 ‡	93,713
62,267	0.88%, 12/31/2016 ‡	62,827
9,000	1.00%, 10/31/2016	9,137
2,980	2.13%, 08/15/2021	3,132
63,600	2.63%, 01/31/2018 ‡	69,702
		238,511
	Total U.S. government securities
	(cost $363,693)	$371,780

	Total long-term investments (cost $1,032,106)	$1,061,617

SHORT-TERM INVESTMENTS - 17.7%
	Other Direct Federal Obligations - 4.6%
	Federal Farm Credit Bank
$50,000	0.17%, 1/17/2013	$49,979

	Repurchase Agreements - 13.1%
Bank of America Merrill Lynch TriParty
Joint Repurchase Agreement (maturing on
07/02/2012 in the amount of $75,447,
collateralized by FHLMC 5.50% - 6.50%,
2035 - 2036, FNMA 5.00% - 6.00%, 2033
	- 2039, value of $76,955)
75,446	0.13%, 06/29/2012	75,446
	Barclays Capital TriParty Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $27,276, collateralized by U.S. Treasury Note 1.25% - 3.63%, 2014 - 2020, value of $27,821)
27,276	0.15%, 06/29/2012	27,276

The accompanying notes are an integral part of these financial statements.

5

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2012 (Unaudited)

(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 17.7% - (continued)
Repurchase Agreements - 13.1% - (continued)
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $7,308, collateralized by U.S. Treasury Note 0.88%, 2016, value of $7,454)
$7,308	0.20%, 06/29/2012		$7,308
TD Securities TriParty Joint Repurchase
Agreement (maturing on 07/02/2012 in the
amount of $21,358, collateralized by
FHLMC 4.00% - 6.00%, 2027 - 2041,
FNMA 4.00% - 4.50%, 2025 - 2042, U.S.
Treasury Bond 6.38%, 2027, U.S. Tresury
Note 0.38% - 8.75%, 2012 - 2017, value
	of $21,785)
21,358	0.15%, 06/29/2012		21,358
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $7, collateralized by U.S. Treasury Note 1.00%, 2013, value of $7)
7	0.13%, 06/29/2012		7
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 07/02/2012 in the amount of $9,624, collateralized by GNMA 4.00%, 2042, value of $9,816)
9,624	0.20%, 06/29/2012		9,624
			141,019
	Total short-term investments
	(cost $191,015)		$190,998

	Total investments
	(cost $1,223,121) ▲	116.3%	$1,252,615
	Other assets and liabilities	(16.3)%	(175,361)
	Total net assets	100.0%	$1,077,254

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2012, the cost of securities for federal income tax purposes was $1,223,176 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$30,320
Unrealized Depreciation	(881)
Net Unrealized Appreciation	$29,439

Δ	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2012.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2012, the aggregate value of these securities was $15,700, which represents 1.5% of total net assets.

Ф	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed delivery or delayed draw basis. The cost of these securities was $180,330 at June 30, 2012.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The accompanying notes are an integral part of these financial statements.

6

Futures Contracts Outstanding at June 30, 2012

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note Future	232	Long	09/19/2012	$30,943	$30,983	$(40)
U.S. Treasury 5-Year Note Future	1,079	Long	09/28/2012	133,762	133,536	226
						$186

* The number of contracts does not omit 000's.

Cash of $957 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at June 30, 2012.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

7

Hartford U.S. Government Securities HLS Fund

Investment Valuation Hierarchy Level Summary

June 30, 2012 (Unaudited)

(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$48,433	$–	$44,295	$4,138
U.S. Government Agencies	641,404	–	641,404	–
U.S. Government Securities	371,780	–	371,780	–
Short-Term Investments	190,998	–	190,998	–
Total	$1,252,615	$–	$1,248,477	$4,138
Futures *	226	226	–	–
Total	$226	$226	$–	$–
Liabilities:
Futures *	40	40	–	–
Total	$40	$40	$–	$–

♦	For the six-month period ended June 30, 2012, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2012
Assets:
Asset & Commercial Mortgage Backed Securities	$13,988	$(14,031)	$19,636	*	$4	$—	$(15,459)	$—	$—	$4,138
Total	$13,988	$(14,031)	$19,636		$4	$—	$(15,459)	$—	$—	$4,138

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at June 30, 2012 was $194.

The accompanying notes are an integral part of these financial statements.

8

Hartford U.S. Government Securities HLS Fund

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,223,121)	$1,252,615
Cash	1,219	*
Receivables:
Fund shares sold	1,525
Dividends and interest	3,398
Total assets	1,258,757
Liabilities:
Payables:
Investment securities purchased	180,330
Fund shares redeemed	697
Variation margin	354
Investment management fees	66
Distribution fees	6
Accrued expenses	50
Total liabilities	181,503
Net assets	$1,077,254
Summary of Net Assets:
Capital stock and paid-in-capital	$1,160,483
Undistributed net investment income	35,533
Accumulated net realized loss	(148,442)
Unrealized appreciation of investments	29,680
Net assets	$1,077,254
Shares authorized	700,000
Par value	$0.001
Class IA: Net asset value per share	$10.95
Shares outstanding	81,276
Net assets	$889,789
Class IB: Net asset value per share	$10.88
Shares outstanding	17,224
Net assets	$187,465

* Cash of $957 was pledged as initial margin deposit and collateral for open futures contracts at June 30, 2012.

The accompanying notes are an integral part of these financial statements.

9

Hartford U.S. Government Securities HLS Fund

Statement of Operations

For the Six-Month Period Ended June 30, 2012 (Unaudited)

(000’s Omitted)

Investment Income:
Dividends	$1
Interest	10,049
Total investment income, net	10,050

Expenses:
Investment management fees	2,411
Distribution fees - Class IB	238
Custodian fees	6
Accounting services fees	65
Board of Directors' fees	13
Audit fees	8
Other expenses	92
Total expenses	2,833
Net investment income	7,217

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(3,100)
Net realized gain on futures	1,165
Net realized loss on purchased options	(15)
Net realized gain on written options	1,251
Net realized gain on foreign currency contracts	921
Net realized loss on other foreign currency transactions	(274)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(52)

Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	20,833
Net unrealized depreciation of futures	(507)
Net unrealized depreciation of foreign currency contracts	(648)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	4
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	19,682
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	19,630
Net Increase in Net Assets Resulting from Operations	$26,847

The accompanying notes are an integral part of these financial statements.

10

Hartford U.S. Government Securities HLS Fund

Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
Operations:
Net investment income	$7,217	$18,668
Net realized loss on investments, other financial instruments and foreign currency transactions	(52)	(19,344)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	19,682	56,258
Net Increase In Net Assets Resulting From Operations	26,847	55,582
Distributions to Shareholders:
From net investment income
Class IA	—	(26,173)
Class IB	—	(4,982)
Total distributions	—	(31,155)
Capital Share Transactions:
Class IA
Sold	89,754	173,989
Issued on reinvestment of distributions	—	26,173
Redeemed	(129,294)	(351,525)
Total capital share transactions	(39,540)	(151,363)
Class IB
Sold	21,115	35,190
Issued on reinvestment of distributions	—	4,982
Redeemed	(32,487)	(81,639)
Total capital share transactions	(11,372)	(41,467)
Net decrease from capital share transactions	(50,912)	(192,830)
Net Decrease In Net Assets	(24,065)	(168,403)
Net Assets:
Beginning of period	1,101,319	1,269,722
End of period	$1,077,254	$1,101,319
Undistributed (distribution in excess of)
net investment income	$35,533	$28,316
Shares:
Class IA
Sold	8,288	16,441
Issued on reinvestment of distributions	—	2,480
Redeemed	(11,975)	(33,286)
Total share activity	(3,687)	(14,365)
Class IB
Sold	1,963	3,345
Issued on reinvestment of distributions	—	474
Redeemed	(3,021)	(7,761)
Total share activity	(1,058)	(3,942)

The accompanying notes are an integral part of these financial statements.

11

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements

June 30, 2012  (Unaudited)

(000’s Omitted)

1.	Organization:

Hartford U.S. Government Securities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford HLS Series Fund II, Inc. (the “Company”) is an open-end registered management investment company comprised of four portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the

12

foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

13

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2012  (Unaudited)

(000’s Omitted)

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Funds with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s chief compliance officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or

14

delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign investments where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal

15

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2012  (Unaudited)

(000’s Omitted)

income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2012.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of June 30, 2012.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery investments as of June 30, 2012.

d)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

e)	Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages

16

will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the  Schedule of Investments, had mortgage related and other asset backed securities as of June 30, 2012.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of June 30, 2012.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2012.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater

17

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2012  (Unaudited)

(000’s Omitted)

than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of June 30, 2012. Transactions involving written options contracts for the Fund during the six-month period ended June 30, 2012, are summarized below:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	3,000	2,157
Expired	—	—
Closed	(3,000)	(2,157)
Exercised	—	—
End of period	—	$—

*	The number of contracts does not omit 000's.

d)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Variation margin payable *	$354	$—	$—	$—	$—	$—	$354
Total	$354	$—	$—	$—	$—	$—	$354

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $186 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2012.

18

The effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2012:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on investments in purchased options	$(15)	$—	$—	$—	$—	$—	$(15)
Net realized gain on futures	1,165	—	—	—	—	—	1,165
Net realized gain on written options	1,251	—	—	—	—	—	1,251
Net realized gain on foreign currency contracts	—	921	—	—	—	—	921
Total	$2,401	$921	$—	$—	$—	$—	$3,322

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$(507)	$—	$—	$—	$—	$—	$(507)
Net change in unrealized depreciation of foreign currency contracts	—	(648)	—	—	—	—	(648)
Total	$(507)	$(648)	$—	$—	$—	$—	$(1,155)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook

19

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2012  (Unaudited)

(000’s Omitted)

for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Ordinary Income	$31,155	$60,000

As of December 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$28,964
Accumulated Capital and Other Losses*	(147,642)
Unrealized Appreciation†	8,602
Total Accumulated Deficit	$(110,076)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

20

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$9,656
Accumulated Net Realized Gain (Loss)	(9,656)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2013	$16,217
2014	15,888
2017	25,163
2018	58,150
Total	$115,418

Capital loss carryforwards with no expiration:

Amount
Short-Term Capital Loss Carryforward	$13,301
Long-Term Capital Loss Carryforward	18,923
Total	$32,224

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

21

Hartford U.S. Government Securities HLS Fund

Notes to Financial Statements – (continued)

June 30, 2012  (Unaudited)

(000’s Omitted)

7.	Expenses:

a)	Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. Effective March 5, 2012, HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. Prior to March 5, 2012, Hartford Investment Management Company was the sub-adviser for the Fund. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate sub-advisers.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2012; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.4500%
On next $500 million	0.4450%
On next $1.5 billion	0.4400%
On next $2.5 billion	0.4350%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered during the period December 31, 2011, through February 29, 2012.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)	Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

22

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2012, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended June 30, 2012, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,141,250
Sales Proceeds Excluding U.S. Government Obligations	1,327,169
Cost of Purchases for U.S. Government Obligations	234,189
Sales Proceeds for U.S. Government Obligations	103,391

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2012, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

Hartford U.S. Government Securities HLS Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended June 30, 2012 (Unaudited)
IA	$ 10.68	$0.09	$–	$0.18	$0.27	$–	$–	$–	$–	$0 .27	$10 .95
IB	10.63	0.08	–	0.17	0.25	–	–	–	–	0 .25	10 .88

For the Year Ended December 31, 2011
IA	10.46	0.21	–	0.30	0.51	(0.29)	–	–	(0 .29)	0 .22	10 .68
IB	10.40	0.19	–	0.29	0 .48	(0.25)	–	–	(0 .25)	0 .23	10 .63

For the Year Ended December 31, 2010 (F)
IA	10.53	0.28	–	0.14	0.42	(0.49)	–	–	(0 .49)	(0 .07)	10 .46
IB	10.48	0.25	–	0.12	0.37	(0.45)	–	–	(0 .45)	(0 .08)	10 .40

For the Year Ended December 31, 2009
IA	10.19	0.40	–	(0.06)	0.34	–	–	–	–	0 .34	10 .53
IB	10.16	0.39	–	(0.07)	0.32	–	–	–	–	0 .32	10 .48

For the Year Ended December 31, 2008
IA	11.15	0.44	–	(0.51)	(0.07)	(0.89)	–	–	(0 .89)	(0 .96)	10 .19
IB	11.10	0.18	–	(0.29)	(0.11)	(0.83)	–	–	(0 .83)	(0 .94)	10 .16

For the Year Ended December 31, 2007 (F)
IA	11.13	0.54	–	(0.07)	0.47	(0.45)	–	–	(0 .45)	0 .02	11 .15
IB	11.07	0.51	–	(0.06)	0.45	(0.42)	–	–	(0 .42)	0 .03	11 .10

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Per share amounts have been calculated using the average shares method.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers		Ratio of Expenses to Average Net Assets After Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

2.55	%(D)	$889,789	0.48	%(E)	0.48	%(E)	1.39	%(E)	51%
2.42	(D)	187,465	0.73	(E)	0.73	(E)	1.14	(E)	–

4.87		907,046	0.48		0.48		1.61		426
4.61		194,273	0.73		0.73		1.36		–

3.79		1,038,534	0.47		0.47		2.59		270
3.53		231,188	0.72		0.72		2.34		–

3.38		1,132,301	0.49		0.49		3.63		151
3.12		274,898	0.74		0.74		3.39		–

(0.64)		1,243,275	0.46		0.46		4.56		83
(0.89)		334,013	0.71		0.71		4.31		–

4.38		925,088	0.47		0.47		4.86		95
4.12		297,934	0.72		0.72		4.61		–

25

Hartford U.S. Government Securities HLS Fund

Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 30, 2012, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen and Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

26

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)

Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

(1) Mr. Levenson served as Interested Director until August 2, 2012.

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010(2)

Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

(2) Mr. Davey became an Interested Director effective August 2, 2012.

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012(3)

Mr. Annoni serves as the Assistant Vice President and Director of Investment Finance (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group. Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis Financial Group (July 1997 to April 2001).

(3) Mr. Annoni was named Vice President, Controller and Treasurer on May 8, 2012.

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, since 2002 (HSF) and 1993 (HSF2)(4)

Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

(4) Ms. Fagely served as Vice President, Controller and Treasurer until May 8, 2012.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009(5)

Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

(5) Dr. Froehlich served as Senior Managing Director until March 26, 2012.

27

Hartford U.S. Government Securities HLS Fund

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010

Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski serves as Vice President and Chief Compliance Officer of Individual Annuity of HLIC. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009

Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2012 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

Hartford U.S. Government Securities HLS Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2011 through June 30, 2012.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)_
	Beginning Account Value December 31, 2011	Ending Account Value June 30, 2012	Expenses paid during the period December 31, 2011 through June 30, 2012	Beginning Account Value December 31, 2011	Ending Account Value June 30, 2012	Expenses paid during the period December 31, 2011 through June 30, 2012	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,025.47	$2.42	$1,000.00	$1,022.48	$2.41	0.48%	182	366
Class IB	$1,000.00	$1,024.20	$3.67	$1,000.00	$1,021.23	$3.67	0.73%	182	366

29

HARTFORD HLS FUNDS

c/o The Hartford Wealth Management - Global Annuities

P.O. Box 14293

Lexington, KY 40512-4293

Hartford HLS Series Fund II, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford HLS Series Fund II, Inc. inception dates range from 1977 to date. Hartford HLS Series Fund II, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford HLS Series Fund II, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-USGS12 8-12 111647 Printed in U.S.A ©2012 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: August 13, 2012	By: /s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 13, 2012	By: /s/ James E. Davey
James E. Davey
Its: President

Date: August 13, 2012	By: /s/ Mark A. Annoni
Mark A. Annoni
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer